Exhibit 99.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Quarterly Financial Highlights

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Individual investments	$314.5	$401.8	$364.8	$193.2	$251.9
Retirement plans	275.0	256.2	247.4	276.4	267.7
Individual protection	346.3	359.6	349.6	368.0	351.8
Corporate and other	82.7	19.6	102.3	109.9	106.3

Total operating revenues	$1,018.5	$1,037.2	$1,064.1	$947.5	$977.7

Net realized investment gains/(losses) (1)	(533.9)	(811.0)	(38.4)	219.1	(202.9)

Total revenues	$484.6	$226.2	$1,025.7	$1,166.6	$774.8

Pre-tax Operating Earnings (Loss)
Individual investments	$(120.7)	$(209.7)	$16.8	$9.9	$26.8
Retirement plans	55.3	37.4	33.3	48.8	51.8
Individual protection	72.2	41.0	61.0	12.6	56.4
Corporate and other	(50.4)	(129.4)	(4.4)	8.8	(1.3)

Pre-tax operating earnings (loss)	$(43.6)	$(260.7)	$106.7	$80.1	$133.7
Federal income tax expense	(21.8)	(109.0)	26.6	0.9	16.1

Net operating earnings (loss)	$(21.8)	$(151.7)	$80.1	$79.2	$117.6

Net realized investment gains/(losses), net of taxes (2)	(315.4)	(476.6)	(187.5)	126.6	(134.8)

Discontinued operations, net of taxes	(9.2)	(4.2)	-	-	-

Net income (loss)	$(346.4)	$(632.5)	$(107.4)	$205.8	$(17.2)

New and Renewal Production Premiums and Deposits by Channel
Non-affiliated
Independent broker/dealers	$1,291.1	$1,277.9	$1,326.9	$1,264.7	$1,229.6
Financial institutions	462.5	759.1	544.4	645.6	503.5
Wirehouse and regional firms	522.2	561.9	552.4	527.8	525.2
Pension plan administrators	109.1	129.3	99.9	78.0	97.9
Life specialists	47.2	105.5	112.1	73.1	60.9
Affiliated
Nationwide Retirement Solutions	1,135.6	1,099.0	1,072.2	1,054.0	1,073.1
Nationwide Financial Network	302.0	318.0	281.6	265.1	244.6
Mullin TBG	22.4	15.7	-	-	-

Total	$3,892.1	$4,266.4	$3,989.5	$3,908.3	$3,734.8

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Quarterly Financial Highlights

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Balance Sheet Data
Total assets	$102,296.7	$94,472.6	$91,134.4	$96,034.9	$102,155.3

Customer funds managed and administered	$140,882.5	$126,925.8	$122,321.5	$132,249.6	$143,323.3

Total equity
Including accumulated other comprehensive income (AOCI) (1) and noncontrolling interest (NCI)	$4,662.2	$3,474.8	$3,448.3	$4,193.7	$4,920.8
AOCI	(844.4)	(1,370.8)	(1,545.5)	(992.1)	(233.4)
NCI	450.6	416.6	405.0	390.8	376.6

Excluding AOCI and NCI	$5,056.0	$4,429.0	$4,588.8	$4,795.0	$4,777.6

Net operating return on average equity excluding AOCI and NCI	(1.7%)	(12.8%)	7.1%	6.8%	9.8%

Statutory capital and surplus	$2,825.8	$2,749.9	$2,429.5	$2,919.5	$2,860.8

(1)	Includes changes in fair value of certain investments and derivatives under SFAS 115 and SFAS 133.

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

NFS Operating Segment Reporting Structure

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Quarterly Consolidated Income Statements

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Asset fees	$174.3	$131.3	$120.9	$140.6	$141.7
Cost of insurance charges	113.4	115.6	118.2	117.6	117.6
Administrative fees	33.1	35.0	29.1	46.6	38.0
Surrender fees	16.0	22.3	18.1	14.6	13.4

Total policy charges	336.8	304.2	286.3	319.4	310.7

Premiums	89.8	113.6	118.1	127.8	119.6
Net investment income	480.8	459.5	484.7	514.5	513.3
Operating realized gains (losses)	(21.2)	49.0	76.6	(118.5)	(84.5)
Other income	132.3	110.9	98.4	104.3	118.6

Total operating revenues	1,018.5	1,037.2	1,064.1	947.5	977.7

Benefits
Interest credited to policyholder accounts	300.8	303.3	282.6	293.3	284.2
Life insurance and annuity benefits	188.1	336.9	299.5	135.1	157.9
Policyholder dividends	23.7	21.1	21.4	23.5	22.4

Total benefits	512.6	661.3	603.5	451.9	464.5

Expenses
Commissions	154.0	159.4	134.4	147.3	143.9
General operating expenses	219.5	287.5	232.4	215.4	225.7
Deferral of policy acquisition costs	(128.6)	(146.4)	(123.4)	(132.4)	(121.1)

Subtotal	244.9	300.5	243.4	230.3	248.5

Amortization of policy acquisition costs	268.9	300.2	77.6	138.1	93.2
Amortization of VOBA and other intangible assets	9.6	10.0	6.9	21.3	12.1
Interest expense	26.1	25.9	26.0	25.8	25.7

Total expenses	549.5	636.6	353.9	415.5	379.5

Pre-tax operating earnings (loss)	$(43.6)	$(260.7)	$106.7	$80.1	$133.7
Federal income tax expense	(21.8)	(109.0)	26.6	0.9	16.1

Net operating earnings (loss)	$(21.8)	$(151.7)	$80.1	$79.2	$117.6

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	(17.2)	1.2	17.0	18.5	(1.6)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(257.8)	(367.8)	(212.5)	(25.3)	(96.9)
Credit default swaps	(4.0)	2.3	(3.4)	3.9	0.4
Derivatives, excluding hedging gains and losses on sales and credit default swaps	(42.0)	(129.3)	12.9	131.3	(36.2)
Amounts credited to policyholder dividend obligation	5.6	16.8	(1.5)	(1.8)	(0.5)
Adjustment to VOBA amortization	-	0.2	-	-	-

Subtotal	(315.4)	(476.6)	(187.5)	126.6	(134.8)

Discontinued operations, net of taxes	(9.2)	(4.2)	-	-	-

Net income (loss)	$(346.4)	$(632.5)	$(107.4)	$205.8	$(17.2)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Combining Income Statement

For the three months ended September 30, 2009

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$116.1	$15.8	$9.8	$-	$141.7
Cost of insurance charges	-	-	117.6	-	117.6
Administrative fees	13.6	1.9	22.5	-	38.0
Surrender fees	6.7	0.3	6.4	-	13.4

Total policy charges	136.4	18.0	156.3	-	310.7
Premiums	45.8	-	73.8	-	119.6
Net investment income	150.3	169.5	121.2	72.3	513.3
Operating realized gains (losses)	(85.6)	-	-	1.1	(84.5)
Other income	5.0	80.2	0.5	32.9	118.6

Total operating revenues	251.9	267.7	351.8	106.3	977.7

Benefits
Interest credited to policyholder accounts	104.9	103.6	49.6	26.1	284.2
Life insurance and annuity benefits	24.8	-	133.1	-	157.9
Policyholder dividends	-	-	22.4	-	22.4

Total benefits	129.7	103.6	205.1	26.1	464.5

Expenses
Commissions	73.2	36.5	31.6	2.6	143.9
General operating expenses	42.1	74.7	58.0	50.9	225.7
Deferral of policy acquisition costs	(70.7)	(8.0)	(42.4)	-	(121.1)

Subtotal	44.6	103.2	47.2	53.5	248.5
Amortization of policy acquisition costs	50.5	8.6	34.1	-	93.2
Amortization of VOBA and other intangible assets	0.3	0.5	9.0	2.3	12.1
Interest expense	-	-	-	25.7	25.7

Total expenses	95.4	112.3	90.3	81.5	379.5

Pre-tax operating earnings (loss)	$26.8	$51.8	$56.4	$(1.3)	$133.7

Federal income tax expense					16.1

Net operating earnings (loss)					$117.6

Net realized investment gains/(losses), net of taxes (1)					(134.8)

Discontinued operations, net of taxes					-

Net income (loss)					$(17.2)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Combining Income Statement

For the three months ended September 30, 2008

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Operating Revenues
Asset fees	$135.7	$26.3	$12.3	$-	$174.3
Cost of insurance charges	-	-	113.4	-	113.4
Administrative fees	8.9	2.6	21.6	-	33.1
Surrender fees	11.0	0.4	4.6	-	16.0

Total policy charges	155.6	29.3	151.9	-	336.8

Premiums	20.2	-	69.6	-	89.8
Net investment income	131.5	163.9	123.9	61.5	480.8
Operating realized gains (losses)	-	-	-	(21.2)	(21.2)
Other income	7.2	81.8	0.9	42.4	132.3

Total operating revenues	314.5	275.0	346.3	82.7	1,018.5

Benefits
Interest credited to policyholder accounts	93.3	110.6	50.1	46.8	300.8
Life insurance and annuity benefits	70.4	1.1	116.6	-	188.1
Policyholder dividends	-	-	23.7	-	23.7

Total benefits	163.7	111.7	190.4	46.8	512.6

Expenses
Commissions	75.4	39.5	34.9	4.2	154.0
General operating expenses	39.9	67.4	56.6	55.6	219.5
Deferral of policy acquisition costs	(70.6)	(8.5)	(49.5)	-	(128.6)

Subtotal	44.7	98.4	42.0	59.8	244.9

Amortization of policy acquisition costs	226.3	9.1	33.5	-	268.9
Amortization of VOBA and other intangible assets	0.5	0.5	8.2	0.4	9.6
Interest expense	-	-	-	26.1	26.1

Total expenses	271.5	108.0	83.7	86.3	549.5

Pre-tax operating earnings (loss)	$(120.7)	$55.3	$72.2	$(50.4)	$(43.6)

Federal income tax expense					(21.8)

Net operating earnings (loss)					$(21.8)

Net realized investment gains/(losses), net of taxes (1)					(315.4)

Discontinued operations, net of taxes					(9.2)

Net income (loss)					$(346.4)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:   The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Quarterly Consolidated Balance Sheets

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Assets
Investments
Securities available-for-sale, at fair value:

Fixed maturity securities	$24,849.6	$23,069.7	$23,726.9	$25,696.6	$27,125.1
Equity securities	69.3	60.7	47.6	51.7	60.5
Trading assets	63.7	66.1	59.1	54.4	36.4
Mortgage loans on real estate, net	7,913.9	7,888.2	7,728.5	7,514.3	7,294.1
Real estate	16.4	16.5	16.4	16.6	12.4
Policy loans	1,050.4	1,095.6	1,080.1	1,067.8	1,040.5
Other long-term investments	1,228.8	968.1	914.3	922.5	871.6
Short-term investments	1,188.6	3,055.0	2,385.4	1,703.1	1,780.7

Total investments	36,380.7	36,219.9	35,958.3	37,027.0	38,221.3

Cash	145.0	165.5	132.8	77.5	84.4
Accrued investment income	388.7	352.1	417.3	385.5	419.9
Deferred policy acquisition costs	4,428.3	4,523.8	4,286.0	4,060.5	3,766.9
Value of business acquired	338.2	334.0	321.9	316.4	289.9
Other intangible assets	41.9	17.1	16.7	16.2	13.8
Goodwill	292.4	246.5	246.5	246.5	246.5
Other assets	2,373.0	3,773.0	4,229.7	2,975.2	2,640.8
Separate account assets	57,908.5	48,840.7	45,525.2	50,930.1	56,471.8

Total assets	$102,296.7	$94,472.6	$91,134.4	$96,034.9	$102,155.3

Liabilities and equity
Future policy benefits and claims	$34,252.3	$35,720.0	$35,720.7	$34,618.0	$34,056.5
Short-term debt	336.6	295.7	312.6	384.1	563.5
Long-term debt	1,720.3	1,725.9	1,726.0	1,726.1	1,726.9
Other liabilities	3,416.8	4,415.5	4,401.6	4,182.9	4,415.8
Separate account liabilities	57,908.5	48,840.7	45,525.2	50,930.1	56,471.8

	97,634.5	90,997.8	87,686.1	91,841.2	97,234.5

Total equity	4,662.2	3,474.8	3,448.3	4,193.7	4,920.8

Total liabilities and equity	$102,296.7	$94,472.6	$91,134.4	$96,034.9	$102,155.3

Capital Structure

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Total capital, including AOCI and NCI	$6,382.5	$5,200.7	$5,174.3	$5,919.8	$6,647.7
Less AOCI	(844.4)	(1,370.8)	(1,545.5)	(992.1)	(233.4)
Less NCI	450.6	416.6	405.0	390.8	376.6

Total capital, excluding AOCI and NCI	$6,776.3	$6,154.9	$6,314.8	$6,521.1	$6,504.5

Leverage, excluding AOCI and NCI
Long-term debt—to—total capital	25.4%	28.0%	27.3%	26.5%	26.5%

Ratio of pre-tax operating earnings (loss) before interest expense to interest expense	-0.7X	-9.1X	5.1X	4.1X	6.2X

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Investments

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Asset fees	$135.7	$102.9	$95.2	$104.7	$116.1
Administrative fees	8.9	9.2	8.6	11.7	13.6
Surrender fees	11.0	11.3	10.4	7.6	6.7

Total policy charges	155.6	123.4	114.2	124.0	136.4

Net Investment Income
General account assets	132.8	131.5	130.0	150.2	155.8
Charge for invested capital	(1.3)	0.5	(7.2)	(5.9)	(5.5)

Total net investment income	131.5	132.0	122.8	144.3	150.3

Premiums	20.2	35.9	41.2	52.3	45.8
Operating realized gains	-	106.9	82.0	(130.5)	(85.6)
Other income	7.2	3.6	4.6	3.1	5.0

Total operating revenues	314.5	401.8	364.8	193.2	251.9

Benefits
Interest credited to policyholder accounts	93.3	97.4	94.1	97.8	104.9
Immediate annuity benefits	19.5	31.6	36.5	46.1	43.4
Policy benefits	50.9	164.7	125.9	(58.7)	(18.6)

Total benefits	163.7	293.7	256.5	85.2	129.7

Expenses
Commissions	75.4	87.0	69.8	79.8	73.2
General operating expenses	39.9	50.6	49.2	46.3	42.1
Deferral of policy acquisition costs	(70.6)	(84.6)	(71.7)	(81.6)	(70.7)

Subtotal	44.7	53.0	47.3	44.5	44.6

Amortization of policy acquisition costs	226.3	261.7	44.1	53.3	50.5
Amortization of VOBA and other intangible assets	0.5	3.1	0.1	0.3	0.3

Total expenses	271.5	317.8	91.5	98.1	95.4

Pre-tax operating earnings (loss)	$(120.7)	$(209.7)	$16.8	$9.9	$26.8

Key Ratios/Statistics
Average Account Values:
General account	$10,028.4	$10,976.7	$11,861.6	$11,524.1	$10,942.4
Separate account	36,171.4	30,721.3	26,623.8	27,331.9	30,866.3
Advisory services program	441.3	221.2	41.3	-	-

Total average individual investments account values	$46,641.1	$41,919.2	$38,526.7	$38,856.0	$41,808.7

Earned rate	5.30%	4.79%	4.38%	5.21%	5.70%
Credited rate	3.72%	3.55%	3.17%	3.39%	3.84%

Interest spread on average general account values	1.58%	1.24%	1.21%	1.82%	1.86%
Income from mortgage loan prepayments and bond call premiums	0.09%	0.03%	0.01%	0.05%	0.02%

Base interest spread on average general account values	1.49%	1.21%	1.20%	1.77%	1.84%

Asset fees to average separate account values	1.50%	1.34%	1.43%	1.53%	1.50%
General operating expenses to average account values	0.34%	0.48%	0.51%	0.48%	0.40%
Pre-tax operating earnings (loss) to average account values	-1.04%	-2.00%	0.17%	0.10%	0.26%
Pre-tax operating earnings (loss) to operating revenues	-38.4%	-52.2%	4.6%	5.1%	10.6%
Average allocated capital	$1,347.6	$1,216.4	$1,142.2	$1,249.5	$1,350.6
Return on average allocated capital	-21.7%	-43.1%	6.5%	5.9%	7.7%

Individual Investments Account Value Activity

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Variable Annuities
Balance, beginning of period	$42,075.0	$37,660.1	$32,954.3	$30,964.2	$33,509.2

Deposits	978.5	1,052.0	959.1	1,046.6	972.7
Withdrawals and surrenders	(1,546.4)	(1,296.0)	(1,105.2)	(975.1)	(974.0)

Net flows	(567.9)	(244.0)	(146.1)	71.5	(1.3)

Investment performance/interest credited to policyholder accounts	(4,034.8)	(5,710.5)	(1,594.1)	3,364.2	3,675.0
Policy charges	(154.4)	(122.0)	(113.2)	(123.0)	(135.5)
Benefits and other	342.2	1,370.7	(136.7)	(767.7)	(306.2)

Balance, end of period	$37,660.1	$32,954.3	$30,964.2	$33,509.2	$36,741.2

Individual Fixed Annuities
Balance, beginning of period	$4,273.1	$4,155.0	$4,406.9	$4,420.5	$4,543.2

Deposits	81.5	451.0	152.9	226.6	39.5
Withdrawals and surrenders	(236.4)	(240.1)	(176.9)	(143.3)	(161.4)

Net flows	(154.9)	210.9	(24.0)	83.3	(121.9)

Policyholder interest credited	36.8	37.3	40.5	41.2	41.7
Policy charges	(0.9)	(1.0)	(0.6)	(0.6)	(0.5)
Benefits and other	0.9	4.7	(2.3)	(1.2)	5.6

Balance, end of period	$4,155.0	$4,406.9	$4,420.5	$4,543.2	$4,468.1

Income Products	$2,112.3	$2,107.4	$2,117.5	$2,157.4	$2,198.2
Advisory Services Program	$359.8	$82.6	$-	$-	$-

Total individual investment account values	$44,287.2	$39,551.2	$37,502.2	$40,209.8	$43,407.5

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Investments

Account Values by Product

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Variable Annuities
BEST of AMERICA products	$31,657.3	$27,934.2	$26,253.1	$28,427.2	$31,140.8
Private label annuities	5,793.0	4,860.4	4,569.0	4,935.1	5,440.4
Nationwide Financial Network and other	209.8	159.7	142.1	146.9	160.0

Total individual variable annuities	$37,660.1	$32,954.3	$30,964.2	$33,509.2	$36,741.2

Individual Fixed Annuities	$4,155.0	$4,406.9	$4,420.5	$4,543.2	$4,468.1
Income Products	$2,112.3	$2,107.4	$2,117.5	$2,157.4	$2,198.2
Advisory Services Program	$359.8	$82.6	$-	$-	$-

Total individual investment account values	$44,287.2	$39,551.2	$37,502.2	$40,209.8	$43,407.5

Individual Investments New and Renewal Production Premiums and Deposits by Product
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Variable Annuities
BEST of AMERICA products	$804.4	$899.9	$830.4	$936.9	$836.6
Private label annuities	89.2	96.6	78.6	67.4	83.6
Nationwide Financial Network and other	0.4	0.3	0.2	0.1	0.1

Total individual variable annuities	$894.0	$996.8	$909.2	$1,004.4	$920.3

Individual Fixed Annuities	$77.2	$442.1	$150.9	$225.4	$38.6
Income Products	$37.7	$54.3	$58.4	$75.0	$66.8
Portfolio Income Insurance	$-	$-	$-	$-	$4.1
Advisory Services Program	$4.6	$1.3	$-	$-	$-

Total new and renewal production premiums and deposits	$1,013.5	$1,494.5	$1,118.5	$1,304.8	$1,029.8

Individual Investments New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$312.9	$374.5	$344.5	$383.6	$298.2
Wirehouse and regional firms	234.8	263.3	240.0	244.1	250.8
Financial institutions	285.6	301.1	277.9	336.2	339.3
Affiliated
Nationwide Financial Network	60.7	57.9	46.8	40.5	32.0

Total individual variable annuities	$894.0	$996.8	$909.2	$1,004.4	$920.3

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$12.3	$46.6	$17.5	$12.2	$4.7
Wirehouse and regional firms	7.7	39.7	15.2	16.7	4.3
Financial institutions	26.3	314.3	87.5	170.6	15.0
Affiliated
Nationwide Financial Network	30.9	41.5	30.7	25.9	14.6

Total individual fixed annuities	$77.2	$442.1	$150.9	$225.4	$38.6

Income Products
Non-affiliated
Independent broker/dealers	$16.6	$25.3	$25.4	$34.0	$26.8
Wirehouse and regional firms	12.5	19.2	20.4	25.0	25.5
Financial institutions	4.9	5.4	8.9	11.9	11.0
Affiliated
Nationwide Financial Network	3.7	4.4	3.7	4.1	3.5

Total income products	$37.7	$54.3	$58.4	$75.0	$66.8

Portfolio Income Insurance
Non-affiliated
Wirehouse and regional firms	-	-	-	-	4.1

Total portfolio insurance	$-	$-	$-	$-	$4.1

Advisory Services Program
Non-affiliated
Independent broker/dealers	$3.3	$1.2	$-	$-	$-
Financial institutions	0.5	-	-	-	-
Affiliated
Nationwide Financial Network	0.8	0.1	-	-	-

Total advisory services program	$4.6	$1.3	$-	$-	$-

Total new and renewal production premiums and deposits	$1,013.5	$1,494.5	$1,118.5	$1,304.8	$1,029.8

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Retirement Plans

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Asset fees	$26.3	$18.6	$17.0	$26.6	$15.8
Administrative fees	2.6	5.2	2.7	2.2	1.9
Surrender fees	0.4	0.4	0.6	-	0.3

Total policy charges	29.3	24.2	20.3	28.8	18.0

Net investment income	163.9	164.9	161.4	175.8	169.5
Other income	81.8	67.1	65.7	71.8	80.2

Total operating revenues	275.0	256.2	247.4	276.4	267.7

Benefits
Interest credited to policyholder accounts	110.6	111.2	105.2	113.3	103.6
Other policy benefits	1.1	(1.1)	-	-	-

Total benefits	111.7	110.1	105.2	113.3	103.6
Expenses
Commissions	39.5	32.4	31.8	32.8	36.5
General operating expenses	67.4	74.7	76.9	71.7	74.7
Deferral of policy acquisition costs	(8.5)	(7.9)	(7.7)	(7.8)	(8.0)

Subtotal	98.4	99.2	101.0	96.7	103.2
Amortization of policy acquisition costs	9.1	9.4	7.7	16.9	8.6
Amortization of VOBA and other intangible assets	0.5	0.1	0.2	0.7	0.5

Total expenses	108.0	108.7	108.9	114.3	112.3

Pre-tax operating earnings	$55.3	$37.4	$33.3	$48.8	$51.8

Key Ratios/Statistics
Average Account Values:
General account	$11,214.5	$11,396.7	$11,590.8	$11,711.2	$11,798.3
Separate account	13,880.9	11,805.6	10,259.0	10,453.7	11,663.4
Non insurance assets	20,123.7	17,507.1	15,648.4	16,525.5	18,859.5
Administration only	28,856.2	26,301.4	24,427.8	25,692.1	28,669.5

Total average retirement plan account values	$74,075.3	$67,010.8	$61,926.0	$64,382.5	$70,990.7

Earned rate	5.84%	5.78%	5.57%	6.00%	5.74%
Credited rate	3.95%	3.90%	3.63%	3.87%	3.51%

Interest spread on average general account values	1.89%	1.88%	1.94%	2.13%	2.23%
Income from mortgage loan prepayments and bond call premiums	0.06%	0.03%	0.01%	0.11%	0.02%

Base interest spread on average general account values	1.83%	1.85%	1.93%	2.02%	2.21%

Asset fees to average separate account values	0.76%	0.63%	0.66%	1.02%	0.54%

General operating expenses to average account values	0.36%	0.45%	0.50%	0.45%	0.42%

Pre-tax operating earnings to average account values	0.30%	0.22%	0.22%	0.30%	0.29%

Pre-tax operating earnings to operating revenue	20.1%	14.6%	13.5%	17.7%	19.4%

Average allocated capital	$762.0	$753.8	$757.6	$729.7	$716.7

Return on average allocated capital	19.9%	13.9%	12.9%	19.7%	20.5%

Retirement Plans
Account Value Activity
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Private Sector Pension Plans
Balance, beginning of period	$30,668.7	$27,805.1	$23,647.2	$22,895.2	$25,518.0

New deposits/other	1,451.6	1,292.5	1,485.0	1,234.5	1,347.2
Participant withdrawals and surrenders	(1,300.7)	(1,212.5)	(1,113.8)	(1,178.0)	(1,424.4)

Net flows	150.9	80.0	371.2	56.5	(77.2)

Investment performance/interest credited to policyholder accounts	(2,957.7)	(4,119.1)	(1,079.0)	2,684.7	2,833.1
Policy charges and other	(56.8)	(47.6)	(44.2)	(50.3)	(53.8)
Case acquisitions/(terminations), net	-	(71.2)	-	(68.1)	-

Balance, end of period	$27,805.1	$23,647.2	$22,895.2	$25,518.0	$28,220.1

Public Sector Pension Plans
Balance, beginning of period	$46,258.7	$43,418.1	$39,150.9	$38,158.5	$42,193.1

New deposits/other	1,127.4	1,092.0	1,074.1	1,040.2	1,067.3
Participant withdrawals and surrenders	(794.0)	(753.1)	(736.5)	(581.4)	(602.4)

Net flows	333.4	338.9	337.6	458.8	464.9

Investment performance/interest credited	(3,113.6)	(4,593.4)	(1,260.1)	3,050.2	3,422.8
Policy charges and other	(18.6)	(14.9)	(13.6)	(19.7)	(16.1)
Case acquisitions/(terminations), net	(41.8)	2.2	(56.3)	545.3	(14.7)

Balance, end of period	$43,418.1	$39,150.9	$38,158.5	$42,193.1	$46,050.0

Total retirement plan account values	$71,223.2	$62,798.1	$61,053.7	$67,711.1	$74,270.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Retirement Plans

Account Values by Product

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$5,470.4	$4,543.5	$4,343.0	$4,628.5	$4,924.9
BEST of AMERICA trust products	19,093.3	15,920.8	15,376.0	17,675.0	20,043.9

Subtotal BEST of AMERICA	24,563.7	20,464.3	19,719.0	22,303.5	24,968.8

Nationwide Financial Network products	874.6	778.5	746.3	806.6	854.5
Nationwide employee and agent benefit plans	1,911.8	1,954.4	1,990.6	1,978.0	1,989.6
Other	455.0	450.0	439.3	429.9	407.2

Total private sector pension plans	$27,805.1	$23,647.2	$22,895.2	$25,518.0	$28,220.1

Public Sector Pension Plans
IRC Section 457 annuities	$15,569.6	$14,396.6	$14,057.2	$14,910.2	$15,993.9
Administration only agreements	27,848.5	24,754.3	24,101.3	27,282.9	30,056.1

Total public sector pension plans	$43,418.1	$39,150.9	$38,158.5	$42,193.1	$46,050.0

Total retirement plan account values	$71,223.2	$62,798.1	$61,053.7	$67,711.1	$74,270.1

Retirement Plans New and Renewal Production Premiums and Deposits by Product
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Private Sector Pension Plans
BEST of AMERICA annuity products	$201.3	$185.7	$205.0	$178.7	$166.7
BEST of AMERICA trust products	1,141.3	980.6	1,184.9	983.8	1,097.3

Subtotal BEST of AMERICA	1,342.6	1,166.3	1,389.9	1,162.5	1,264.0

Nationwide Financial Network products	40.7	56.5	37.7	34.5	36.2
Other	21.1	49.7	4.9	4.0	3.8

Total private sector pension plans	$1,404.4	$1,272.5	$1,432.5	$1,201.0	$1,304.0

Public Sector Pension Plans
IRC Section 457 annuities	$434.2	$458.4	$419.3	$384.8	$386.3
Administration only agreements	693.3	632.9	646.5	663.7	681.1

Total public sector pension plans	1,127.5	1,091.3	1,065.8	1,048.5	1,067.4

Total new and renewal production premiums and deposits	$2,531.9	$2,363.8	$2,498.3	$2,249.5	$2,371.4

Retirement Plans New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$872.1	$763.9	$871.3	$764.9	$836.8
Wirehouse and regional firms	251.2	223.6	262.7	224.4	223.4
Financial institutions	130.8	122.5	160.0	107.6	112.6
Pension plan administrators	109.1	129.3	99.9	78.0	97.9
Affiliated
Nationwide Retirement Solutions	8.1	7.7	6.4	5.5	5.7
Nationwide Financial Network	33.1	25.5	32.2	20.6	27.6

Total private sector pension plans	$1,404.4	$1,272.5	$1,432.5	$1,201.0	$1,304.0

Public Sector Pension Plans
Nationwide Retirement Solutions	$1,127.5	$1,091.3	$1,065.8	$1,048.5	$1,067.4

Total new and renewal production premiums and deposits	$2,531.9	$2,363.8	$2,498.3	$2,249.5	$2,371.4

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Protection

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Asset fees	$12.3	$9.8	$8.7	$9.3	$9.8
Cost of insurance charges	113.4	115.6	118.2	117.6	117.6
Administrative fees	21.6	20.6	17.8	32.7	22.5
Surrender fees	4.6	10.6	7.1	7.0	6.4

Total policy charges	151.9	156.6	151.8	166.6	156.3

Net Investment Income
General account assets	127.3	127.5	122.8	128.1	123.6
Charge for invested capital	(3.4)	(2.9)	(2.4)	(2.7)	(2.4)

Total net investment income	123.9	124.6	120.4	125.4	121.2

Premiums	69.6	77.7	76.9	75.5	73.8
Other income	0.9	0.7	0.5	0.5	0.5

Total operating revenues	346.3	359.6	349.6	368.0	351.8

Benefits
Interest credited to policyholder accounts	50.1	50.1	49.6	52.3	49.6
Life benefits	116.6	141.7	137.1	147.7	133.1
Policyholder dividends	23.7	21.1	21.4	23.5	22.4

Total benefits	190.4	212.9	208.1	223.5	205.1

Expenses
Commissions	34.9	36.1	30.2	32.7	31.6
General operating expenses	56.6	87.7	62.2	54.3	58.0
Deferral of policy acquisition costs	(49.5)	(53.9)	(44.0)	(43.0)	(42.4)

Subtotal	42.0	69.9	48.4	44.0	47.2

Amortization of policy acquisition costs	33.5	29.1	25.8	67.9	34.1
Amortization of VOBA and other intangible assets	8.2	6.7	6.3	20.0	9.0

Total expenses	83.7	105.7	80.5	131.9	90.3

Pre-tax operating earnings	$72.2	$41.0	$61.0	$12.6	$56.4

Key Ratios/Statistics
General operating expenses to operating revenues	16.3%	24.4%	17.8%	14.8%	16.5%
Pre-tax operating earnings to operating revenues	20.8%	11.4%	17.4%	3.4%	16.0%
Average allocated capital	$2,053.6	$2,043.5	$1,988.3	$1,947.6	$1,935.7
Return on average allocated capital	9.5%	5.7%	8.6%	2.5%	8.2%

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Individual Protection Policy Reserves
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual investment life	$5,083.7	$4,159.4	$3,873.4	$4,284.8	$4,711.2
Corporate investment life - excluding experience rated BOLI	6,620.3	7,472.7	7,238.8	7,665.1	7,592.8
Corporate investment life - experience rated BOLI	1,305.2	1,076.2	1,067.1	1,079.9	1,200.4

Subtotal investment life	13,009.2	12,708.3	12,179.3	13,029.8	13,504.4

Traditional life	4,156.9	4,154.8	4,125.7	4,127.6	4,131.3
Universal life	1,354.8	1,386.9	1,409.2	1,464.0	1,522.9

Subtotal fixed life	5,511.7	5,541.7	5,534.9	5,591.6	5,654.2

Total individual protection policy reserves	$18,520.9	$18,250.0	$17,714.2	$18,621.4	$19,158.6

Individual Protection Insurance In Force
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual investment life	$56,290.1	$55,352.8	$54,379.2	$53,410.7	$52,641.2
Corporate investment life - excluding experience rated BOLI	11,796.8	11,347.5	10,867.6	11,179.6	11,423.5
Corporate investment life - experience rated BOLI	13,261.2	13,259.3	13,255.5	13,247.9	13,247.9

Subtotal investment life	81,348.1	79,959.6	78,502.3	77,838.2	77,312.6

Traditional life	49,687.3	53,685.7	54,115.8	55,200.6	55,366.5
Universal life	11,445.7	11,714.8	11,735.0	12,151.2	12,570.8

Subtotal fixed life	61,133.0	65,400.5	65,850.8	67,351.8	67,937.3

Total individual protection insurance in force	$142,481.1	$145,360.1	$144,353.1	$145,190.0	$145,249.9

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Protection

New and Renewal Production Premiums and Deposits by Product

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
BEST of AMERICA Variable Life Series
First year production premiums and deposits	$24.8	$19.3	$16.8	$12.5	$10.0
Renewal production premiums and deposits	73.4	67.5	66.4	67.7	64.5

Total BEST of AMERICA variable life series	98.2	86.8	83.2	80.2	74.5

Nationwide Financial Network Variable Life Products
First year production premiums and deposits	0.8	1.6	0.4	0.2	0.2
Renewal production premiums and deposits	38.4	36.8	36.7	35.1	33.1

Total Nationwide Financial Network variable life products	39.2	38.4	37.1	35.3	33.3

Corporate Owned Life Insurance (COLI)
First year production premiums and deposits	36.7	55.2	20.7	10.5	9.8
Renewal production premiums and deposits	32.9	66.0	91.4	62.6	51.1

Total COLI	69.6	121.2	112.1	73.1	60.9

Traditional/Universal life
First year production premiums and deposits	31.6	39.3	29.5	50.4	51.5
Renewal production premiums and deposits	108.1	122.4	110.8	115.0	113.4

Total traditional/universal life	139.7	161.7	140.3	165.4	164.9

Total new and renewal production premiums and deposits	$346.7	$408.1	$372.7	$354.0	$333.6

Individual Protection New and Renewal Production Premiums and Deposits by Channel
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Non-affiliated
Independent broker/dealers	$73.9	$66.4	$68.2	$70.0	$63.1
Wirehouse and regional firms	16.0	16.1	14.1	17.6	17.1
Financial institutions	14.4	15.8	10.1	19.3	25.6
Life specialists	47.2	105.5	112.1	73.1	60.9
Affiliated
Nationwide Financial Network	172.8	188.6	168.2	174.0	166.9
Mullin TBG	22.4	15.7	-	-	-

Total new and renewal production premiums and deposits	$346.7	$408.1	$372.7	$354.0	$333.6

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Investment Life

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Asset fees	$12.3	$9.8	$8.7	$9.3	$9.8
Cost of insurance charges	90.9	92.5	93.9	92.0	90.2
Administrative fees	14.2	12.4	10.8	21.3	13.4
Surrender fees	4.0	9.2	6.1	5.5	5.0

Total policy charges	121.4	123.9	119.5	128.1	118.4

Net Investment Income
General account assets	39.0	39.4	39.1	39.9	36.9
Charge for invested capital	(3.4)	(2.9)	(2.4)	(2.7)	(2.4)

Total net investment income	35.6	36.5	36.7	37.2	34.5

Other income	0.9	0.7	0.5	0.5	0.5

Total operating revenues	157.9	161.1	156.7	165.8	153.4

Benefits
Interest credited to policyholder accounts	28.8	29.1	28.9	30.7	29.2
Life benefits	41.3	49.2	50.7	59.5	37.4

Total benefits	70.1	78.3	79.6	90.2	66.6

Expenses
Commissions	16.2	20.4	17.1	13.7	11.3
General operating expenses	28.1	54.1	29.2	24.9	26.2
Deferral of policy acquisition costs	(24.4)	(29.9)	(23.4)	(18.7)	(16.4)

Subtotal	19.9	44.6	22.9	19.9	21.1
Amortization of policy acquisition costs	19.3	15.8	12.7	51.0	20.7
Amortization of VOBA and other intangible assets	5.6	4.5	3.9	16.7	7.2

Total expenses	44.8	64.9	39.5	87.6	49.0

Pre-tax operating earnings	$43.0	$17.9	$37.6	$(12.0)	$37.8

Key Ratios/Statistics

Cost of insurance per $1,000 of average net amount at risk (1)	$6.45	$6.64	$6.88	$6.89	$6.91
Life benefits per $1,000 of average net amount at risk (1)	$2.93	$3.53	$3.71	$4.46	$2.87
General operating expenses to operating revenues	17.8%	33.6%	18.6%	15.0%	17.1%
Pre-tax operating earnings to operating revenues	27.2%	11.1%	24.0%	-7.2%	24.6%
Average allocated capital	$1,287.8	$1,260.1	$1,203.2	$1,149.1	$1,116.4
Return on average allocated capital	9.3%	4.4%	9.2%	-1.3%	9.9%

(1)	Excludes experience rated BOLI corporate investment life.

Note:  The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Investment Life
Policy Reserve Activity
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Balance, beginning of period	$14,288.0	$13,009.2	$12,708.3	$12,179.3	$13,029.8

Deposits	237.2	271.6	245.5	175.9	149.0
Withdrawals and surrenders	(118.1)	(148.8)	(155.6)	(115.8)	(178.5)

Net flows	119.1	122.8	89.9	60.1	(29.5)

Investment performance/interest credited to policyholder accounts	(1,272.6)	(1,767.9)	(412.2)	939.4	1,116.8
Policy charges	(121.3)	(124.3)	(119.4)	(127.7)	(118.9)
Benefits and other	(4.0)	1,468.5	89.9	(21.3)	(493.8)
Acquired/(Terminated) business	-	-	(177.2)	-	-

Balance, end of period	$13,009.2	$12,708.3	$12,179.3	$13,029.8	$13,504.4

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Fixed Life

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Cost of insurance charges	$22.5	$23.1	$24.3	$25.6	$27.4
Administrative fees	7.4	8.2	7.0	11.4	9.1
Surrender fees	0.6	1.4	1.0	1.5	1.4

Total policy charges	30.5	32.7	32.3	38.5	37.9

Net investment income	88.3	88.1	83.7	88.2	86.7
Premiums	69.6	77.7	76.9	75.5	73.8

Total operating revenues	188.4	198.5	192.9	202.2	198.4

Benefits
Interest credited to policyholder accounts	21.3	21.0	20.7	21.6	20.4
Life benefits	75.3	92.5	86.4	88.2	95.7
Policyholder dividends	23.7	21.1	21.4	23.5	22.4

Total benefits	120.3	134.6	128.5	133.3	138.5

Expenses
Commissions	18.7	15.7	13.1	19.0	20.3
General operating expenses	28.5	33.6	33.0	29.4	31.8
Deferral of policy acquisition costs	(25.1)	(24.0)	(20.6)	(24.3)	(26.0)

Subtotal	22.1	25.3	25.5	24.1	26.1

Amortization of policy acquisition costs	14.2	13.3	13.1	16.9	13.4
Amortization of VOBA and other intangible assets	2.6	2.2	2.4	3.3	1.8

Total expenses	38.9	40.8	41.0	44.3	41.3

Pre-tax operating earnings	$29.2	$23.1	$23.4	$24.6	$18.6

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$5.04	$5.85	$5.27	$5.30	$5.66
General operating expenses to operating revenues	15.1%	16.9%	17.1%	14.5%	16.0%
Pre-tax operating earnings to operating revenues	15.5%	11.6%	12.1%	12.2%	9.4%
Average allocated capital	$765.8	$783.4	$785.1	$798.5	$819.3
Return on average allocated capital	9.9%	7.7%	7.7%	8.0%	5.9%

Fixed Life
Policy Reserve Activity
($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Traditional/Universal Life
Balance, beginning of period	$5,493.7	$5,511.7	$5,541.7	$5,534.9	$5,591.6
Deposits	123.1	139.6	127.1	146.3	146.1
Withdrawals and surrenders	(58.4)	(66.7)	(63.3)	(69.9)	(57.4)

Net flows	64.7	72.9	63.8	76.4	88.7

Interest credited to policyholder accounts	22.0	19.6	21.0	21.2	10.8
Policy charges	(30.8)	(32.6)	(32.3)	(39.4)	(36.9)
Benefits and other	(37.9)	(29.9)	(59.3)	(1.5)	-

Balance, end of period	$5,511.7	$5,541.7	$5,534.9	$5,591.6	$5,654.2

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Corporate and Other

Quarterly Earnings Trends

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Operating Revenues
Net Investment Income
General account assets	$61.5	$38.0	$80.1	$69.0	$72.3

Total net investment income	61.5	38.0	80.1	69.0	72.3

Operating realized gains (losses)	(21.2)	(57.9)	(5.4)	12.0	1.1
Other income	42.4	39.5	27.6	28.9	32.9

Total operating revenues	82.7	19.6	102.3	109.9	106.3

Benefits
Interest credited to policyholder accounts	46.8	44.6	33.7	29.9	26.1

Total benefits	46.8	44.6	33.7	29.9	26.1

Expenses
Commissions	4.2	3.9	2.6	2.0	2.6
General operating expenses	55.6	74.5	44.1	43.1	50.9
Amortization of VOBA and other intangible assets	0.4	0.1	0.3	0.3	2.3
Interest expense	26.1	25.9	26.0	25.8	25.7

Total expenses	86.3	104.4	73.0	71.2	81.5

Pre-tax operating earnings (loss)	$(50.4)	$(129.4)	$(4.4)	$8.8	$(1.3)

Note: The results of operations of TBG Financial are reflected as discontinued operations for 2008 and all prior years.

Nationwide Bank

Key Ratio / Statistics	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Total Assets	1,852.3	2,195.2	2,416.8	2,519.0	3,038.7
Net Interest Margin	2.94%	2.84%	3.11%	3.10%	3.04%

Medium Term Notes

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Key Ratios/Statistics
Daily Average Account Values:
General account	$4,165.1	$3,509.2	$3,109.8	$3,005.4	$2,426.6

Earned rate	4.44%	4.73%	3.52%	2.52%	2.09%
Credited rate	3.59%	3.70%	2.93%	2.64%	2.67%

Interest spread on daily average general account values	0.85%	1.03%	0.59%	-0.12%	-0.58%
Income from mortgage loan prepayments and bond call premiums	0.07%	-0.01%	0.00%	0.01%	0.02%

Base interest spread on daily average general account values	0.78%	1.04%	0.59%	-0.13%	-0.60%

Corporate and Other Account Value Activity

($ in millions)
Medium Term Notes	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Balance, beginning of period	$4,294.3	$3,690.5	$3,217.2	$3,020.1	$2,488.9
Deposits	125.0	-	-	-	-
Maturities	(735.0)	(465.0)	(200.0)	(300.0)	(325.0)

Net flows	(610.0)	(465.0)	(200.0)	(300.0)	(325.0)
Interest credited to policyholder accounts and amortization	37.0	32.5	22.8	19.8	16.2
Other benefits - interest payments	(30.8)	(40.8)	(19.9)	(26.2)	(11.2)
Acquisitions/(terminations), net	-	-	-	(224.8)	(10.5)

Balance, end of period	$3,690.5	$3,217.2	$3,020.1	$2,488.9	$2,158.4

Nationwide Bank	$1,381.8	$1,763.5	$1,904.3	$1,946.4	$2,123.3
Nationwide Funds Group	$1,778.9	$1,345.8	$1,127.0	$1,272.0	$2,205.4

Total corporate and other account values	$6,851.2	$6,326.5	$6,051.4	$5,707.3	$6,487.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Customer Funds Managed and Administered

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual variable annuities	$37,660.1	$32,954.3	$30,964.2	$33,509.2	$36,741.2
Individual fixed annuities	4,155.0	4,406.9	4,420.5	4,543.2	4,468.1
Income products	2,112.3	2,107.4	2,117.5	2,157.4	2,198.2
Advisory services program	359.8	82.6	-	-	-

Subtotal individual investments	44,287.2	39,551.2	37,502.2	40,209.8	43,407.5

Private sector pension plans	27,805.1	23,647.2	22,895.2	25,518.0	28,220.1
Public sector pension plans	43,418.1	39,150.9	38,158.5	42,193.1	46,050.0

Subtotal retirement plans	71,223.2	62,798.1	61,053.7	67,711.1	74,270.1

Individual protection investment life	13,009.2	12,708.3	12,179.3	13,029.8	13,504.4
Individual protection fixed life	5,511.7	5,541.7	5,534.9	5,591.6	5,654.2

Subtotal individual protection	18,520.9	18,250.0	17,714.2	18,621.4	19,158.6

Medium term notes	3,690.5	3,217.2	3,020.1	2,488.9	2,158.4
Nationwide Bank	1,381.8	1,763.5	1,904.3	1,946.4	2,123.3
Nationwide Funds Group	1,778.9	1,345.8	1,127.0	1,272.0	2,205.4

Subtotal corporate and other	6,851.2	6,326.5	6,051.4	5,707.3	6,487.1

Customer funds managed and administered	$140,882.5	$126,925.8	$122,321.5	$132,249.6	$143,323.3

Note: Total Customer Funds Managed and Administered includes NFG funds as detailed below.

Nationwide Funds Group - Customer Funds Managed and Administered

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Investments	14,837.0	13,184.7	12,676.5	14,248.3	17,602.3

Retirement Plans	8,327.7	7,549.9	7,340.6	7,879.7	7,819.7

Individual Protection	3,132.7	2,759.5	2,521.8	2,695.2	3,057.9

Corporate and Other	1,778.9	1,345.8	1,127.0	1,272.0	2,205.4

Customer funds managed and administered	$28,076.3	$24,839.9	$23,665.9	$26,095.2	$30,685.3

Separate Account Assets by Segment and Fund Type

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Individual Investments
Equity	$26,857.6	$21,097.6	$19,400.6	$22,857.4	$26,427.3
Bond	4,974.8	4,370.3	4,170.5	4,366.1	4,694.9
Money market	1,995.9	2,146.4	2,062.2	1,807.1	1,579.8

Subtotal individual investments	33,828.3	27,614.3	25,633.3	29,030.6	32,702.0

Retirement Plans
Equity	$10,494.2	$8,043.9	$7,227.7	$8,301.6	$9,505.5
Bond	1,099.7	1,084.5	1,124.6	1,182.5	1,274.7
Money market	593.9	613.0	607.1	536.2	483.8
Other	797.7	884.2	932.9	994.7	1,047.7

Subtotal retirement plans	12,985.5	10,625.6	9,892.3	11,015.0	12,311.7

Individual Protection
Equity	$7,037.8	$5,483.8	$4,805.2	$5,522.9	$6,307.3
Bond	2,235.3	1,881.2	1,993.0	2,127.1	2,448.4
Money market	1,287.3	1,379.2	1,309.8	1,304.6	1,210.8
Other	-	1,457.4	1,533.7	1,516.3	1,023.6

Subtotal individual protection	10,560.4	10,201.6	9,641.7	10,470.9	10,990.1

Corporate and Other
Equity	$464.1	$337.0	$296.1	$349.6	$401.8
Bond	58.4	49.7	49.5	52.5	55.6
Money market	11.8	12.5	12.3	11.5	10.6

Subtotal corporate and other	534.3	399.2	357.9	413.6	468.0

Total
Equity	$44,853.7	$34,962.3	$31,729.6	$37,031.5	$42,641.9
Bond	8,368.2	7,385.7	7,337.6	7,728.2	8,473.6
Money market	3,888.9	4,151.1	3,991.4	3,659.4	3,285.0
Other	797.7	2,341.6	2,466.6	2,511.0	2,071.3

Total separate account assets by fund type	$57,908.5	$48,840.7	$45,525.2	$50,930.1	$56,471.8

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Securities Available-For-Sale

($ in millions)			Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
September 30, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$182.3	$19.9	$-	$202.2
U.S. Government agencies			422.4	71.0	-	493.4
Obligations of states and political subdivisions			382.2	14.1	7.6	388.7
Debt securities issued by foreign governments			70.0	7.5	-	77.5
Corporate securities
Public			10,890.7	669.1	205.8	11,354.0
Private			4,707.3	209.6	110.2	4,806.7
Residential mortgage-backed securities			8,379.8	183.3	707.5	7,855.6
Commercial mortgage-backed securities			1,380.3	9.0	233.5	1,155.8
Collateralized debt obligations			550.6	13.0	213.6	350.0
Other asset-backed securities			473.8	10.4	43.0	441.2

Total fixed maturity securities			27,439.4	1,206.9	1,521.2	27,125.1
Equity securities			56.2	5.7	1.4	60.5

		Total	$27,495.6	$1,212.6	$1,522.6	$27,185.6

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations			$94.3	$25.4	$-	$119.7
U.S. Government agencies			420.5	93.3	-	513.8
Obligations of states and political subdivisions			271.3	1.6	10.5	262.4
Debt securities issued by foreign governments			50.1	5.4	-	55.5
Corporate securities
Public			8,881.9	109.9	1,040.7	7,951.1
Private			5,002.8	45.2	403.4	4,644.6
Residential mortgage-backed securities			8,369.1	109.8	881.0	7,597.9
Commercial mortgage-backed securities			1,488.9	0.6	473.9	1,015.6
Collateralized debt obligations			557.7	6.4	240.7	323.4
Other asset-backed securities			689.1	3.6	107.0	585.7

Total fixed maturity securities			25,825.7	401.2	3,157.2	23,069.7
Equity securities			68.7	0.8	8.8	60.7

		Total	$25,894.4	$402.0	$3,166.0	$23,130.4

Aging of Gross Unrealized Losses on Securities Available-For-Sale

	Less Than or Equal to One Year		More Than One Year		Total
($ in millions)	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
September 30, 2009
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$1.3	$-	$-	$-	$1.3	$-
U.S. Government agencies	5.9	-	-	-	5.9	-
Obligations of states and political subdivisions	12.0	0.4	82.3	7.2	94.3	7.6
Debt securities issued by foreign governments	0.5	-	-	-	0.5	-
Corporate securities
Public	707.1	26.2	1,363.4	179.6	2,070.5	205.8
Private	248.4	15.4	1,123.9	94.8	1,372.3	110.2
Residential mortgage-backed securities	438.4	86.2	2,704.8	621.3	3,143.2	707.5
Commercial mortgage-backed securities	11.1	0.2	834.6	233.3	845.7	233.5
Collateralized debt obligations	85.7	38.6	221.2	175.0	306.9	213.6
Other asset-backed securities	5.5	0.7	241.4	42.3	246.9	43.0

Total fixed maturity securities	1,515.9	167.7	6,571.6	1,353.5	8,087.5	1,521.2
Equity securities	9.2	0.8	2.5	0.6	11.7	1.4

Total	$1,525.1	$168.5	$6,574.1	$1,354.1	$8,099.2	$1,522.6

Percentage of gross unrealized losses		11%		89%

December 31, 2008
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$-	$-	$-	$-	$-	$-
U.S. Government agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	127.6	6.1	33.4	4.4	161.0	10.5
Debt securities issued by foreign governments	-	-	-	-	-	-
Corporate securities
Public	4,109.4	676.9	1,350.3	363.8	5,459.7	1,040.7
Private	2,259.4	282.1	999.1	121.3	3,258.5	403.4
Residential mortgage-backed securities	1,093.1	199.8	2,305.4	681.2	3,398.5	881.0
Commercial mortgage-backed securities	592.0	209.0	410.9	264.9	1,002.9	473.9
Collateralized debt obligations	151.0	100.8	122.6	139.9	273.6	240.7
Other asset-backed securities	333.8	43.2	228.7	63.8	562.5	107.0

Total fixed maturity securities	8,666.3	1,517.9	5,450.4	1,639.3	14,116.7	3,157.2
Equity securities	19.2	8.6	3.4	0.2	22.6	8.8

Total	$8,685.5	$1,526.5	$5,453.8	$1,639.5	$14,139.3	$3,166.0

Percentage of gross unrealized losses		48%		52%

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Credit Quality of Fixed Maturity Securities Available-For-Sale

		September 30, 2009		December 31, 2008
($ in millions)		Amortized Cost	Est. Fair Value	Amortized Cost	Est. Fair Value
NAIC Designation	Rating Agency Equivalent Designation
1	AAA/AA/A	$17,154.2	$17,341.6	$17,087.2	$15,612.2
2	BBB	7,073.8	7,126.5	6,633.9	5,821.6
3	BB	1,265.9	1,106.1	1,233.3	990.0
4	B	781.9	657.0	571.4	397.2
5	CCC and lower	793.0	569.8	190.5	148.2
6	In or near default	370.6	324.1	109.4	100.5

	Total fixed maturity securities	$27,439.4	$27,125.1	$25,825.7	$23,069.7

Mortgage Loans by Region and Property Type

($ in millions) September 30, 2009	Office	Warehouse	Retail	Apartment & Other	Total
Commercial mortgage loans on real estate:
New England	$113.1	$25.7	$55.7	$76.8	$271.3
Middle Atlantic	230.8	239.3	326.0	105.7	901.8
East North Central	99.4	200.2	523.3	396.2	1,219.1
West North Central	9.0	59.7	67.8	117.2	253.7
South Atlantic	122.1	430.0	689.9	344.5	1,586.5
East South Central	19.6	38.9	115.0	94.0	267.5
West South Central	24.5	156.8	165.9	229.1	576.3
Mountain	99.6	112.5	132.5	298.7	643.3
Pacific	308.7	345.6	408.9	325.0	1,388.2

Total current principal	$1,026.8	$1,608.7	$2,485.0	$1,987.2	$7,107.7

Valuation allowance					(53.8)
Unamortized premium					1.3
Fair value adjustment on mortgage loans held for sale					(27.8)
Cumulative change in fair value of hedged mortgage loans					19.4

Total commercial mortgage loans on real estate					7,046.8

Total residential mortgage loans on real estate					247.3

Total mortgage loans on real estate, net					$7,294.1

December 31, 2008	Office	Warehouse	Retail	Apartment & Other	Total
New England	$134.9	$26.3	$74.6	$115.7	$351.5
Middle Atlantic	243.9	256.5	336.5	117.2	954.1
East North Central	106.2	214.8	563.7	520.1	1,404.8
West North Central	11.1	67.3	68.8	138.2	285.4
South Atlantic	135.7	476.6	730.9	466.7	1,809.9
East South Central	22.1	43.3	117.9	126.3	309.6
West South Central	40.0	167.7	185.2	232.3	625.2
Mountain	106.5	133.6	136.9	327.6	704.6
Pacific	331.0	411.3	417.6	343.8	1,503.7

Total current principal	$1,131.4	$1,797.4	$2,632.1	$2,387.9	$7,948.8

Valuation allowance					(42.4)
Unamortized premium					2.6
Fair value adjustment on mortgage loans held for sale					(48.4)
Cumulative change in fair value of hedged mortgage loans					27.6

Total mortgage loans on real estate, net					$7,888.2

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Deferred Policy Acquisition Costs

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Nine Months Ended September 30, 2009
Balance, beginning of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8
Capitalization	224.0	23.5	129.4	-	376.9
Amortization	(147.9)	(33.2)	(127.8)	-	(308.9)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(266.8)	(5.1)	23.0	(576.0)	(824.9)

Balance, end of period	$1,692.3	$275.3	$1,759.4	$39.9	$3,766.9

Year Ended December 31, 2008
Balance, beginning of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6
Capitalization	326.5	34.5	226.6	-	587.6
Amortization	(647.7)	(40.6)	(129.9)	-	(818.2)
Adjustments to unrealized gains and losses on securities available-for-sale and other	126.2	3.3	0.5	528.8	658.8

Balance, end of period	$1,883.0	$290.1	$1,734.8	$615.9	$4,523.8

Year Ended December 31, 2007
Balance, beginning of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0
Capitalization	398.6	36.1	196.6	-	631.3
Amortization	(287.1)	(27.4)	(93.1)	-	(407.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	21.5	(7.9)	3.6	3.7	20.9

Balance, end of period	$2,078.0	$292.9	$1,637.6	$87.1	$4,095.6

Year Ended December 31, 2006
Balance, beginning of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4
Capitalization	350.8	36.8	200.8	-	588.4
Amortization	(352.7)	(38.3)	(81.6)	-	(472.6)
Adjustments to unrealized gains and losses on securities available-for-sale and other	10.5	(0.9)	(0.7)	40.9	49.8

Balance, end of period	$1,945.0	$292.1	$1,530.5	$83.4	$3,851.0

Year Ended December 31, 2005
Balance, beginning of period	$2,094.6	$304.9	$1,314.2	$(152.6)	$3,561.1
Capitalization	250.7	37.2	201.1	-	489.0
Amortization	(329.3)	(47.4)	(102.7)	-	(479.4)
Adjustments to unrealized gains and losses on securities available-for-sale and other	(79.6)	(0.2)	(0.6)	195.1	114.7

Balance, end of period	$1,936.4	$294.5	$1,412.0	$42.5	$3,685.4

Year Ended December 31, 2004
Balance, beginning of period	$2,052.1	$303.3	$1,223.3	$(248.8)	$3,329.9
Capitalization	293.6	41.5	204.1	-	539.2
Amortization	(276.1)	(39.9)	(114.4)	-	(430.4)
Adjustments to unrealized gains and losses on securities available-for-sale and other	25.0	-	1.2	96.2	122.4

Balance, end of period	$2,094.6	$304.9	$1,314.2	$(152.6)	$3,561.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Value of Business Acquired

($ in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
Nine Months Ended September 30, 2009
Balance, beginning of period	$5.6	$11.8	$310.8	$5.8	$334.0
Amortization	(0.7)	(1.4)	(35.5)	(2.9)	(40.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	0.1	(7.7)	1.2	2.8	(3.6)

Balance, end of period	$5.0	$2.7	$276.5	$5.7	$289.9

Year Ended December 31, 2008
Balance, beginning of period	$13.5	$5.8	$329.5	$6.0	$354.8
Amortization	(7.8)	(1.3)	(22.1)	(0.3)	(31.5)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(0.1)	7.3	3.4	0.1	10.7

Balance, end of period	$5.6	$11.8	$310.8	$5.8	$334.0

Year Ended December 31, 2007
Balance, beginning of period	$14.1	$4.9	$367.5	$6.2	$392.7
Amortization	(5.3)	(2.2)	(39.3)	(0.2)	(47.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	4.7	3.1	1.3	-	9.1

Balance, end of period	$13.5	$5.8	$329.5	$6.0	$354.8

Year Ended December 31, 2006
Balance, beginning of period	$29.4	$15.7	$398.2	$6.4	$449.7
Amortization	(6.5)	(6.9)	(32.6)	-	(46.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	(8.8)	(3.9)	1.9	(0.2)	(11.0)

Balance, end of period	$14.1	$4.9	$367.5	$6.2	$392.7

Year Ended December 31, 2005
Balance, beginning of period	$27.1	$16.5	$430.4	$6.4	$480.4
Amortization	(7.2)	(3.5)	(34.3)	-	(45.0)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	9.5	2.7	2.1	-	14.3

Balance, end of period	$29.4	$15.7	$398.2	$6.4	$449.7

Year Ended December 31, 2004
Balance, beginning of period	$33.0	$19.6	$463.6	$6.8	$523.0
Amortization	(7.5)	(4.7)	(40.1)	-	(52.3)
Adjustments to realized and unrealized gains and losses on securities available-for-sale	1.6	1.6	6.9	(0.4)	9.7

Balance, end of period	$27.1	$16.5	$430.4	$6.4	$480.4

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Variable Annuity Guaranteed Minimum Death Benefits

($ in millions)	September 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$6,447.5	$152.6	$135.8	$5,994.3	$472.3	$440.6
Reset	13,728.9	1,412.7	1,141.4	12,542.1	3,119.1	2,477.7
Ratchet	14,478.9	2,456.5	2,107.0	12,423.4	4,377.8	3,775.3
Roll-up	298.6	123.0	19.2	290.4	163.8	25.9
Combo	1,787.3	378.4	376.6	1,704.1	623.4	621.2

Subtotal	$36,741.2	4,523.2	3,780.0	$32,954.3	8,756.4	7,340.7

Earnings enhancement	$377.4	$17.1	$17.1	$333.5	$7.2	$7.2

Total		$4,540.3	$3,797.1		$8,763.6	$7,347.9

GAAP GMDB reserves			$78.9			$192.9
Statutory GMDB reserves			$171.3			$308.5

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$9,086.7	$23.4	$18.7	$9,243.7	$42.9	$33.9
Reset	18,055.4	120.7	62.1	17,752.7	177.3	49.3
Ratchet	15,931.7	224.4	133.3	13,651.6	195.2	31.7
Roll-up	492.2	61.7	8.4	568.1	87.7	11.3
Combo	2,555.5	48.0	47.0	2,588.7	30.1	28.9

Subtotal	$46,121.5	478.2	269.5	$43,804.8	533.2	155.1

Earnings enhancement	$519.2	$49.8	$49.8	$477.8	$41.1	$41.1

Total		$528.0	$319.3		$574.3	$196.2

GAAP GMDB reserves			$47.6			$29.6
Statutory GMDB reserves			$34.4			$27.3

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMDB Benefit Type		Gross	Net		Gross	Net
Return of premium	$9,272.7	$83.3	$32.5	$9,848.6	$136.8	$54.1
Reset	17,130.4	388.0	61.8	18,084.1	751.7	158.1
Ratchet	11,233.2	410.3	31.6	10,322.1	644.5	46.3
Roll-up	629.1	143.8	8.4	707.2	167.5	9.7
Combo	2,530.6	45.7	22.3	2,519.9	39.8	19.2

Subtotal	$40,796.0	1,071.1	156.6	$41,481.9	1,740.3	287.4

Earnings enhancement	$418.5	$27.6	$27.6	$310.1	$18.0	$18.0

Total		$1,098.7	$184.2		$1,758.3	$305.4

GAAP GMDB reserves			$27.2
Statutory GMDB reserves			$38.4

	Net Amount at Risk, Net of Reinsurance by Benefit Type and Age at September 30, 2009						Wghtd. Avg. Attained Age
GMDB Benefit Type	0 to 50	51 to 60	61 to 70	71 to 80	Over 81	Total
Return of premium	$33.7	$46.9	$37.8	$12.2	$5.2	$135.8	61
Reset	132.3	320.3	396.6	217.2	75.0	1,141.4	64
Ratchet	169.2	459.8	700.0	488.6	289.4	2,107.0	67
Roll-up	1.6	3.9	5.2	4.6	3.9	19.2	73
Combo	20.7	63.8	126.5	109.6	56.0	376.6	69

Subtotal	357.5	894.7	1,266.1	832.2	429.5	3,780.0	65

Earnings enhancement	1.3	3.9	7.2	4.7	-	17.1	64

Total	$358.8	$898.6	$1,273.3	$836.9	$429.5	$3,797.1	65

Definition of GMDB Benefit Types

Return of premium: provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” In general, there is no lock in age for this benefit, however for some contracts, the GMDB reverts to the account value at a specified age, typically age 75.

Reset: provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90 and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

Ratchet: provides the greater of a return of premium death benefit or the highest “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference being based on the definition of anniversary: monthaversary—evaluated monthly, annual—evaluated annually, and five-year—evaluated every fifth year. The majority of the business is an annual ratchet.

Rollup: provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86 and for others the GMDB reverts to the account value at age 75.

Combo: provides the greater of annual ratchet death benefit or the rollup death benefit. This benefit locks in at either age 81 or 86.

Earnings enhancement: provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit, one where the benefit expires at age 86 and a credit of 4% of account value is deposited into the contract and the second where the benefit doesn’t have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Variable Annuity Guaranteed Minimum Accumulation Benefits

($ in millions)	September 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$3,067.7	$218.9	$218.9	$2,867.6	$499.0	$499.0
7 Year	2,521.7	222.8	222.8	2,265.9	482.9	482.9
10 Year	753.1	50.3	50.3	677.9	132.2	132.2

Total	$6,342.5	$492.0	$492.0	$5,811.4	$1,114.1	$1,114.1

CPPLI included in totals	$5,268.1	$488.6	$488.6	$4,585.6	$1,061.2	$1,061.2

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$2,985.6	$4.6	$4.6	$2,131.1	$0.1	$0.1
7 Year	2,644.1	6.2	6.2	1,865.7	0.1	0.1
10 Year	927.3	1.3	1.3	784.0	-	-

Total	$6,557.0	$12.1	$12.1	$4,780.8	$0.2	$0.2

CPPLI included in totals	$4,772.4	$12.1	$12.1	$2,946.4	$0.2	$0.2

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMAB Benefit Type		Gross	Net		Gross	Net

5 Year	$1,041.8	$0.5	$0.5	$512.2	$0.1	$0.1
7 Year	1,103.5	0.2	0.2	647.5	-	-
10 Year	595.5	0.1	0.1	332.4	-	-

Total	$2,740.8	$0.8	$0.8	$1,492.1	$0.1	$0.1

CPPLI included in totals	$939.1	$0.6	$0.6	-	-	-

Individual Variable Annuity Guaranteed Minimum Income Benefits

($ in millions)	September 30, 2009			December 31, 2008
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$260.6	$1.4	$0.4	$244.7	$14.1	$5.6
Roll-up	687.9	11.0	0.5	659.5	22.3	1.3
Combo	0.1	-	-	0.1	-	-

Total	$948.6	$12.4	$0.9	$904.3	$36.4	$6.9

	December 31, 2007			December 31, 2006
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$425.2	$0.1	$-	$450.6	$0.2	$-
Roll-up	1,119.9	1.8	-	1,187.1	3.3	-
Combo	0.3	-	-	0.5	-	-

Total	$1,545.4	$1.9	$-	$1,638.2	$3.5	$-

	December 31, 2005			December 31, 2004
	Account Values	Net Amount at Risk		Account Values	Net Amount at Risk
GMIB Benefit Type		Gross	Net		Gross	Net

Ratchet	$444.7	$0.3	$-	$439.7	$0.7	$-
Roll-up	1,189.3	5.0	-	1,188.7	7.2	-
Combo	0.5	-	-	1.0	-	-

Total	$1,634.5	$5.3	$-	$1,629.4	$7.9	$-

Definition of Benefit Types

5 Year, 7 Year, 10 Year: the waiting period required to receive the guaranteed accumulation benefit.

Ratchet: provides an annuitization value equal to the greater of account value, net premiums paid or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

Rollup: provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

Combo: provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.

CPPLI: Capital Preservation Plus Lifetime Income is a living benefit rider that combines a GMAB feature in its first five to 10 years with a lifetime withdrawal benefit which begins upon the maturity of the GMAB and extends for the duration of the insured’s life.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Variable Annuity Guaranteed Lifetime Withdrawal Benefits

($ in millions)	September 30, 2009			December 31, 2008
	Account	Net Amount at Risk		Account	Net Amount at Risk
GLWB Benefit Type	Values	Gross	Net	Values	Gross	Net

L.INC	$6,228.4	$138.1	$138.1	$3,320.8	$571.5	$571.5
Portfolio Income Insurance (1)	4.2	-	-	-	-	-

Total	$6,232.6	$138.1	$138.1	$3,320.8	$571.5	$571.5

(1) Funds for the Portfolio Income Insurance product are not managed by Nationwide Financial.

	December 31, 2007			December 31, 2006
	Account	Net Amount at Risk		Account	Net Amount at Risk
GLWB Benefit Type	Values	Gross	Net	Values	Gross	Net

L.INC	$2,865.8	$-	$-	$993.8	$-	$-

Total	$2,865.8	$-	$-	$993.8	$-	$-

Individual Variable Annuity Guaranteed Minimum Death Benefit Reserve Activity

($ in millions)	Q3’08	Q4’08	Q1’09	Q2’09	Q3’09
Balance, beginning of period	$59.5	$95.3	$192.9	$261.3	$148.6

Expense provision & True Up	50.0	138.7	102.9	(78.4)	(43.0)
Net claims paid	(14.2)	(41.1)	(34.5)	(34.3)	(26.7)

Balance, end of period	$95.3	$192.9	$261.3	$148.6	$78.9

Individual Fixed Annuity and Fixed Option of Variable Annuity Summary of Crediting Rate Detail as of September 30, 2009

	Ratchet		Reset
($ in millions)	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	$851.7	3.65%
Minimum interest rate of 3.00% to 3.49%	1,025.1	4.03%	2,537.7	3.09%
Minimum interest rate lower than 3.00%	1,061.6	3.64%	1,208.9	3.60%
MVA with no minimum interest rate guarantee	-	-	-	-

Total	$2,086.7	3.83%	$4,598.3	3.33%

	MVA & Other		Total
	Account Value	Wtd. Avg. Crediting Rate	Account Value	Wtd. Avg. Crediting Rate
Minimum interest rate of 3.50% or greater	$-	-	851.7	3.65%
Minimum interest rate of 3.00% to 3.49%	-	-	3,562.8	3.36%
Minimum interest rate lower than 3.00%	215.8	1.44%	2,486.3	3.43%
MVA with no minimum interest rate guarantee	1,713.5	2.81%	1,713.5	2.81%

Total	$1,929.3	2.65%	$8,614.3	3.30%

Definition of Benefit Types

L.INC: Lifetime Income is a living benefit rider that provides a lifetime withdrawal benefit to the insured.

    The withdrawal percent is based on the insured’s age at the time of the first withdrawal.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Historical Financial Highlights

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Individual investments	$1,487.0	$1,528.2	$1,526.6	$1,469.8	$1,385.4
Retirement plans	982.5	1,045.2	1,115.6	1,146.2	1,091.3
Individual protection	1,318.2	1,321.1	1,321.0	1,349.7	1,405.2
Corporate and other	421.1	503.5	599.9	716.0	382.5

Total operating revenues	$4,208.8	$4,398.0	$4,563.1	$4,681.7	$4,264.4

Net realized investment gains/(losses) (1)	(40.9)	18.2	(0.6)	(152.8)	(1,556.8)

Total revenues	$4,167.9	$4,416.2	$4,562.5	$4,528.9	$2,707.6

Pre-tax Operating Earnings (Loss)
Individual investments	$244.0	$250.7	$223.1	$300.7	$(220.2)
Retirement plans	183.3	191.3	221.2	252.6	202.2
Individual protection	247.3	266.1	280.8	299.8	256.5
Corporate and other	66.8	54.9	65.1	74.6	(188.8)

Pre-tax operating earnings	$741.4	$763.0	$790.2	$927.7	$49.7
Federal income tax expense	190.3	135.1	69.0	235.2	(35.9)

Net operating earnings	$551.1	$627.9	$721.2	$692.5	$85.6

Net realized investment gains/(losses), net of taxes (2)	(26.6)	11.1	5.9	(82.8)	(921.4)

Discontinued operations, net of taxes	(4.7)	(28.6)	(3.1)	23.1	(13.2)

Cumulative effect of adoption of accounting principles, net of taxes	(3.4)	-	-	(6.0)	-

Net income	$516.4	$610.4	$724.0	$626.8	$(849.0)

New and Renewal Production Premiums and Deposits by Channel
Non-affiliated
Independent broker/dealers	$5,223.2	$5,266.0	$5,758.2	$6,354.7	$5,556.3
Financial institutions	2,618.5	1,808.0	2,295.1	2,501.2	2,385.6
Wirehouse and regional firms	1,992.1	1,912.5	2,433.6	2,879.0	2,399.4
Pension plan administrators	476.1	469.0	532.8	507.7	459.1
Life specialists	382.8	382.4	580.6	329.6	353.6
Affiliated
Nationwide Retirement Solutions	3,665.9	3,914.7	4,050.2	4,299.9	4,509.9
Nationwide Financial Network	1,475.2	1,415.8	1,486.5	1,468.9	1,257.5
Mullin TBG	184.2	275.4	226.1	223.2	191.5

Total	$16,018.0	$15,443.8	$17,363.1	$18,564.2	$17,112.9

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

(2)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Historical Financial Highlights

($ in millions)	2004	2005	2006	2007	2008
Balance Sheet Data
Total assets	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Customer funds managed and administered	$140,296.6	$145,484.8	$156,909.9	$162,365.4	$126,925.8

Total equity
Including AOCI and NCI	$5,614.7	$5,829.9	$6,069.7	$5,792.2	$3,474.8
AOCI	432.2	100.7	31.9	(81.5)	(1,370.8)
NCI	380.7	442.3	447.0	467.6	416.6

Excluding AOCI and NCI	$4,801.8	$5,286.9	$5,590.8	$5,406.1	$4,429.0

Net operating return on average equity excluding AOCI and NCI	12.1%	12.4%	13.2%	12.5%	1.7%

Adjusted net operating return on average equity excluding AOCI and NCI (1)	12.1%	11.7%	11.3%	12.5%	1.7%

Statutory capital and surplus	$2,967.5	$3,262.1	$3,336.6	$3,175.1	$2,749.9

(1)	2005 return adjusted for $37.9 million impact of one-time tax adjustments associated with separate account dividend received deductions.
2006 return adjusted for $113.1 million of released tax reserves and associated tax-related adjustments relating to prior tax years.

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Historical Consolidated Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$620.7	$639.9	$691.2	$773.2	$677.1
Cost of insurance charges	379.7	388.5	402.0	420.5	449.7
Administrative fees	117.9	114.9	139.1	119.4	140.4
Surrender fees	104.3	98.2	83.7	70.8	73.3

Total policy charges	1,222.6	1,241.5	1,316.0	1,383.9	1,340.5

Premiums	402.7	399.9	441.5	432.7	417.7
Net investment income	2,231.7	2,344.1	2,300.2	2,276.7	1,971.3
Operating realized gains (losses)	8.7	2.6	9.7	(12.4)	6.9
Other income	343.1	409.9	495.7	600.8	528.0

Total operating revenues	4,208.8	4,398.0	4,563.1	4,681.7	4,264.4

Benefits
Interest credited to policyholder accounts	1,328.3	1,380.9	1,381.5	1,342.0	1,210.8
Life insurance and annuity benefits	548.6	574.9	646.8	682.9	887.2
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	1,978.3	2,063.1	2,119.0	2,108.0	2,191.1

Expenses
Commissions	573.2	557.5	658.3	738.8	674.5
General operating expenses	867.6	847.9	959.0	959.9	980.0
Debt extinguishment costs	-	21.7	-	10.2	-
Deferral of policy acquisition costs	(539.2)	(489.0)	(588.4)	(631.3)	(587.6)

Subtotal	901.6	938.1	1,028.9	1,077.6	1,066.9

Amortization of policy acquisition costs	430.4	479.4	472.6	407.6	818.2
Amortization of VOBA and other intangible assets	54.7	46.8	49.3	50.2	32.9
Interest expense	102.4	107.6	103.1	110.6	105.6

Total expenses	1,489.1	1,571.9	1,653.9	1,646.0	2,023.6

Pre-tax operating earnings	$741.4	$763.0	$790.2	$927.7	$49.7

Federal income tax expense	190.3	135.1	69.0	235.2	(35.9)

Net operating earnings	$551.1	$627.9	$721.2	$692.5	$85.6

Net realized investment gains/(losses), net of taxes (1)
Realized gains/(losses) on sales, net of hedging	45.3	43.8	17.1	8.5	(22.4)
Other-than-temporary impairments, including mortgage loan valuation allowance adjustment	(67.1)	(26.9)	(11.0)	(76.1)	(745.2)
Credit default swaps	0.3	(4.8)	(0.8)	(3.9)	(4.5)
Derivatives, excluding hedging gains and losses on sales and credit default swaps	(3.4)	0.8	(0.4)	(10.4)	(174.6)
Amounts credited to policyholder dividend obligation	(4.7)	(3.3)	-	(1.7)	24.7
Adjustment to VOBA amortization	3.0	1.5	1.0	0.8	0.6

Subtotal	(26.6)	11.1	5.9	(82.8)	(921.4)

Discontinued operations, net of taxes	(4.7)	(28.6)	(3.1)	23.1	(13.2)

Cumulative effect of adoption of accounting principles, net of taxes	(3.4)	-	-	(6.0)	-

Net income	$516.4	$610.4	$724.0	$626.8	$(849.0)

(1)

Excluding operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), and net of adjustment to amortization related to net realized gains/(losses).

Note:	The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. The results of operations of The 401(k) Company are reflected as discontinued for 2007 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc., Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Historical Consolidated Balance Sheet

($ in millions)	2004	2005	2006	2007	2008
Assets
Investments
Securities available-for-sale at fair value:
Fixed maturity securities	$31,516.8	$30,106.0	$28,160.0	$27,189.2	$23,069.7
Equity securities	87.0	75.6	67.6	124.2	60.7
Trading assets	15.9	34.4	24.3	37.7	66.1
Mortgage loans on real estate, net	9,267.5	9,148.6	8,909.8	8,316.1	7,888.2
Real estate	108.3	108.7	59.1	21.8	16.5
Policy loans	987.2	930.6	966.9	1,018.3	1,095.6
Other long-term investments	604.2	691.9	856.0	1,187.2	968.1
Short-term investments	2,009.9	2,073.2	2,215.6	1,173.6	3,055.0

Total investments	44,596.8	43,169.0	41,259.3	39,068.1	36,219.9

Cash	60.3	49.5	84.1	73.6	165.5
Accrued investment income	428.7	396.3	373.8	368.4	352.1
Deferred policy acquisition costs	3,561.1	3,685.4	3,851.0	4,095.6	4,523.8
Value of business acquired	480.4	449.7	392.7	354.8	334.0
Other intangible assets	48.7	45.6	47.6	44.3	17.1
Goodwill	382.3	364.5	359.0	301.2	246.5
Other assets	2,659.7	2,237.4	2,468.9	2,046.1	3,773.0
Separate account assets	64,903.2	65,963.8	70,694.7	72,855.0	48,840.7

Total assets	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Liabilities and equity
Future policy benefits and claims	$41,077.2	$39,748.1	$38,097.8	$35,441.5	$35,720.0
Short-term debt	230.8	252.3	85.2	309.3	295.7
Long-term debt	1,406.0	1,398.0	1,398.5	1,565.1	1,725.9
Other liabilities	3,889.3	3,169.1	3,185.2	3,244.0	4,415.5
Separate account liabilities	64,903.2	65,963.8	70,694.7	72,855.0	48,840.7

	111,506.5	110,531.3	113,461.4	113,414.9	90,997.8

Total equity	5,614.7	5,829.9	6,069.7	5,792.2	3,474.8

Total liabilities and equity	$117,121.2	$116,361.2	$119,531.1	$119,207.1	$94,472.6

Capital Structure

($ in millions)	2004	2005	2006	2007	2008

Total capital, including AOCI and NCI	$7,020.7	$7,227.9	$7,468.2	$7,357.3	$5,200.7
Less AOCI	432.2	100.7	31.9	(81.5)	(1,370.8)
Less NCI	380.7	442.3	447.0	467.6	416.6

Total capital, excluding AOCI and NCI	$6,207.8	$6,684.9	$6,989.3	$6,971.2	$6,154.9

Leverage, excluding AOCI and NCI
Long-term debt—to—total capital	22.6%	20.9%	20.0%	22.5%	28.0%

Ratio of pre-tax operating earnings before interest expense to interest expense	8.2X	8.1X	8.7X	9.4X	1.5X

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Investments

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$435.5	$461.9	$511.4	$587.6	$525.7
Administrative fees	15.7	16.2	20.4	27.1	33.7
Surrender fees	62.2	62.1	56.6	47.9	43.5

Total policy charges	513.4	540.2	588.4	662.6	602.9

Net Investment Income
General account assets	895.3	895.9	806.3	671.8	541.2
Charge for invested capital	(22.5)	(26.0)	(25.2)	(28.9)	(10.8)

Total net investment income	872.8	869.9	781.1	642.9	530.4

Premiums	90.8	102.9	142.5	133.3	120.2
Operating realized gains	-	-	-	-	106.9
Other income	10.0	15.2	14.6	31.0	25.0

Total operating revenues	1,487.0	1,528.2	1,526.6	1,469.8	1,385.4

Benefits
Interest credited to policyholder accounts	606.1	589.1	528.3	444.3	379.1
Immediate annuity benefits	76.1	89.2	126.9	119.6	114.0
Policy benefits	63.1	66.2	75.5	113.9	264.5

Total benefits	745.3	744.5	730.7	677.8	757.6

Expenses
Commissions	288.3	257.5	340.5	398.1	339.5
General operating expenses	219.4	189.7	223.9	199.4	179.5
Deferral of policy acquisition costs	(293.6)	(250.7)	(350.8)	(398.6)	(326.5)

Subtotal	214.1	196.5	213.6	198.9	192.5

Amortization of policy acquisition costs	276.1	329.3	352.7	287.1	647.7
Amortization of VOBA and other intangible assets	7.5	7.2	6.5	5.3	7.8

Total expenses	497.7	533.0	572.8	491.3	848.0

Pre-tax operating earnings (loss)	$244.0	$250.7	$223.1	$300.7	$(220.2)

Key Ratios/Statistics
Average Account Values:
General account	$16,211.1	$15,966.7	$14,041.3	$11,814.2	$10,576.8
Separate account	34,198.8	35,600.5	37,223.3	41,366.0	36,238.6
Advisory services program	99.1	309.3	508.1	634.9	443.4

Total average individual investment account values	$50,509.0	$51,876.5	$51,772.7	$53,815.1	$47,258.8

Earned rate	5.52%	5.61%	5.74%	5.69%	5.12%
Credited rate	3.74%	3.69%	3.76%	3.76%	3.58%

Interest spread on average general account values	1.78%	1.92%	1.98%	1.93%	1.54%
Income from mortgage loan prepayments and bond call premiums	0.12%	0.21%	0.15%	0.15%	0.04%

Base interest spread on average general account values	1.66%	1.71%	1.83%	1.78%	1.50%

Total asset fees to average separate account values	1.27%	1.30%	1.37%	1.42%	1.45%

General operating expenses to average account values	0.43%	0.37%	0.43%	0.37%	0.38%

Pre-tax operating earnings (loss) to average account values	0.48%	0.48%	0.43%	0.56%	-0.47%

Pre-tax operating earnings (loss) to operating revenues	16.4%	16.4%	14.6%	20.5%	-15.89%

Average allocated capital	$1,747.0	$1,671.0	$1,499.3	$1,420.5	$1,328.7

Return on average allocated capital	10.7%	13.5%	12.3%	16.7%	-8.8%

    Note: The results of operations of Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued operations for 2005 and 2004.

Individual Investments

Account Value Activity

($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities Balance, beginning of period	$38,835.9	$41,481.9	$40,796.0	$43,804.8	$46,121.5
Deposits	4,409.2	3,661.2	5,034.9	5,984.7	4,557.8
Withdrawals and surrenders	(4,964.4)	(5,574.2)	(6,133.3)	(6,783.9)	(6,191.2)

Net flows	(555.2)	(1,913.0)	(1,098.4)	(799.2)	(1,633.4)
Investment performance/interest credited to policyholder accounts	3,681.9	2,922.1	4,742.3	3,739.9	(12,782.7)
Policy charges	(515.0)	(543.4)	(576.2)	(653.3)	(597.6)
Benefits and other	34.3	9.0	(58.9)	29.3	1,846.5
Acquisitions/(terminations), net	-	(1,160.6)	-	-	-

Balance, end of period	$41,481.9	$40,796.0	$43,804.8	$46,121.5	$32,954.3

Individual Fixed Annuities Balance, beginning of period	$8,630.7	$8,902.5	$8,041.8	$6,536.1	$4,717.3
Deposits	672.9	160.9	178.2	192.3	621.2
Withdrawals and surrenders	(753.6)	(1,044.0)	(1,893.8)	(2,203.6)	(1,083.6)

Net flows	(80.7)	(883.1)	(1,715.6)	(2,011.3)	(462.4)
Policyholder interest credited	362.7	327.7	284.4	207.3	151.8
Policy charges	(9.9)	(11.4)	(10.6)	(7.3)	(3.7)
Benefits and other	(0.3)	(4.3)	(63.9)	(7.5)	3.9
Acquisitions/(terminations), net	-	(289.6)	-	-	-

Balance, end of period	$8,902.5	$8,041.8	$6,536.1	$4,717.3	$4,406.9

Income Products	$1,901.6	$1,978.3	$2,025.6	$2,101.0	$2,107.4
Advisory Services Program	$195.9	$411.5	$597.1	$647.2	$82.6

Total individual investment account values	$52,481.9	$51,227.6	$52,963.6	$53,587.0	$39,551.2

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Investments

Account Values by Product

($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
BEST of AMERICA products	$33,573.0	$32,937.0	$36,106.8	$38,371.2	$27,934.2
Private label annuities	7,350.9	7,398.9	7,319.7	7,438.1	4,860.4
Nationwide Financial Network and other	558.0	460.1	378.3	312.2	159.7

Total individual variable annuities	$41,481.9	$40,796.0	$43,804.8	$46,121.5	$32,954.3

Individual Fixed Annuities	$8,902.5	$8,041.8	$6,536.1	$4,717.3	$4,406.9
Income Products	$1,901.6	$1,978.3	$2,025.6	$2,101.0	$2,107.4
Advisory Services Program	$195.9	$411.5	$597.1	$647.2	$82.6

Total individual investment account values	$52,481.9	$51,227.6	$52,963.6	$53,587.0	$39,551.2

Individual Investments New and Renewal Production Premiums and Deposits by Product
($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
BEST of AMERICA products	$3,674.3	$3,135.5	$4,390.9	$5,169.0	$3,791.8
Private label annuities	449.0	346.6	356.6	434.6	417.3
Nationwide Financial Network and other	7.0	4.7	3.6	2.8	1.9

Total individual variable annuities	$4,130.3	$3,486.8	$4,751.1	$5,606.4	$4,211.0

Individual Fixed Annuities	$858.8	$194.4	$186.5	$156.3	$603.0
Income Products	$168.4	$196.7	$230.7	$216.7	$198.3
Advisory Services Program	$181.0	$231.3	$222.8	$147.2	$54.0

Total new and renewal production premiums and deposits	$5,338.5	$4,109.2	$5,391.1	$6,126.6	$5,066.3

Individual Investments New and Renewal Production Premiums and Deposits by Channel
($ in millions)	2004	2005	2006	2007	2008
Individual Variable Annuities
Non-affiliated
Independent broker/dealers	$1,534.6	$1,304.3	$1,606.5	$1,843.9	$1,437.1
Wirehouse and regional firms	991.6	821.9	1,171.8	1,558.0	1,156.6
Financial institutions	1,270.8	1,031.5	1,558.8	1,788.4	1,341.9
Life specialists	2.3	0.3	0.8	0.1	-
Affiliated
Nationwide Financial Network	331.0	328.8	413.2	416.0	275.4

Total individual variable annuities	$4,130.3	$3,486.8	$4,751.1	$5,606.4	$4,211.0

Individual Fixed Annuities
Non-affiliated
Independent broker/dealers	$17.1	$7.0	$13.4	$20.7	$74.7
Wirehouse and regional firms	20.6	8.2	9.8	10.9	51.4
Financial institutions	774.3	129.4	72.4	55.0	369.9
Affiliated
Nationwide Financial Network	46.8	49.8	90.9	69.7	107.0

Total individual fixed annuities	$858.8	$194.4	$186.5	$156.3	$603.0

Income Products
Non-affiliated
Independent broker/dealers	$70.8	$76.9	$98.1	$101.8	$91.2
Wirehouse and regional firms	52.2	63.4	84.7	68.4	64.9
Financial institutions	23.4	29.2	30.7	30.3	27.0
Affiliated
Nationwide Financial Network	22.0	27.2	17.2	16.2	15.2

Total income products	$168.4	$196.7	$230.7	$216.7	$198.3

Advisory Services Program
Non-affiliated
Independent broker/dealers	$160.0	$205.3	$180.5	$98.6	$39.6
Financial institutions	8.9	8.1	15.5	11.6	4.2
Affiliated
Nationwide Financial Network	12.1	17.9	26.8	37.0	10.2

Total advisory services program	$181.0	$231.3	$222.8	$147.2	$54.0

Total new and renewal production premiums and deposits	$5,338.5	$4,109.2	$5,391.1	$6,126.6	$5,066.3

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Variable Annuity Deferred Acquisition Costs

($ in millions)

	December 31, 2008
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$3,551.5	$285.5
2	3,868.7	317.3
3	3,363.7	195.0
4	2,320.8	139.5
5	2,465.6	130.8
6	2,812.8	119.7
7	2,893.3	103.6
8	2,512.9	103.7
9	1,902.7	88.5
10	1,338.3	64.8
11-15	4,507.0	222.3
16-20	1,159.0	50.3
21+	258.0	2.6

Total:	$32,954.3	$1,823.6	15.4%

	December 31, 2006
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$4,633.0	$285.2
2	3,194.1	174.3
3	3,639.6	186.5
4	4,425.8	191.2
5	4,584.6	165.4
6	4,697.1	169.4
7	4,599.3	153.3
8	2,862.0	97.0
9	2,514.9	89.7
10	1,934.5	84.0
11-15	5,635.7	233.9
16-20	783.7	30.1
21+	300.5	2.3

Total:	$43,804.8	$1,862.3	14.6%

	December 31, 2004
Year	Account Values	DAC Balance	Annualized Lapse Rate
1	$3,748.9	$253.1
2	4,649.3	259.9
3	4,844.1	239.2
4	5,106.3	243.4
5	4,917.0	206.2
6	3,813.5	148.0
7	3,708.0	121.0
8	2,624.7	101.5
9	2,315.0	84.8
10	1,690.1	62.5
11-15	3,427.8	132.6
16-20	316.6	13.6
21+	320.6	2.3

Total:	$41,481.9	$1,868.1	12.5%

December 31, 2007
Account Values	DAC Balance	Annualized Lapse Rate
$5,368.6	$290.5
4,762.3	189.8
3,177.3	160.6
3,598.2	173.8
4,310.5	178.7
4,363.6	154.0
4,593.7	163.6
3,533.0	140.7
2,309.3	97.3
2,164.7	89.6
6,371.0	294.7
1,247.3	51.0
322.0	3.4

$46,121.5	$1,987.7	14.9%

December 31, 2005
Account Values	DAC Balance	Annualized Lapse Rate
$3,000.3	$200.6
3,521.0	212.8
4,361.5	224.6
4,519.7	199.0
4,752.0	210.0
4,662.3	189.1
3,569.7	128.5
3,006.1	96.8
2,169.5	84.9
2,029.1	75.5
4,386.3	168.0
512.5	19.4
306.0	2.2

$40,796.0	$1,811.4	13.5%

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Retirement Plans

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$150.8	$137.8	$134.0	$132.5	$103.6
Administrative fees	8.9	8.7	36.0	11.8	14.5
Surrender fees	12.1	8.2	4.5	3.0	1.8

Total policy charges	171.8	154.7	174.5	147.3	119.9

Net investment income	647.6	661.4	652.2	655.2	650.8
Other income	163.1	229.1	288.9	343.7	320.6

Total operating revenues	982.5	1,045.2	1,115.6	1,146.2	1,091.3
Benefits
Interest credited to policyholder accounts	446.1	455.0	451.6	443.3	435.9

Total benefits	446.1	455.0	451.6	443.3	435.9

Expenses
Commissions	111.3	133.3	151.6	171.0	157.0
General operating expenses	238.6	251.7	282.3	285.3	288.5
Deferral of policy acquisition costs	(41.5)	(37.2)	(36.8)	(36.1)	(34.5)

Subtotal	308.4	347.8	397.1	420.2	411.0

Amortization of policy acquisition costs	39.9	47.4	38.3	27.4	40.6
Amortization of VOBA and other intangible assets	4.8	3.7	7.4	2.7	1.6

Total expenses	353.1	398.9	442.8	450.3	453.2

Pre-tax operating earnings	$183.3	$191.3	$221.2	$252.6	$202.2

Key Ratios/Statistics
Average Account Values:
General account	$10,175.6	$10,881.2	$11,093.0	$11,135.3	$11,202.4
Separate account	20,287.9	19,792.0	18,512.4	17,723.6	13,993.9
Non insurance assets	8,315.6	12,500.3	16,515.0	20,747.9	19,759.9
Administration only	21,995.8	24,289.9	25,904.7	29,844.5	28,652.1

Total average retirement plan account values	$60,774.9	$67,463.4	$72,025.1	$79,451.3	$73,608.3

Earned rate	6.36%	6.08%	5.88%	5.88%	5.81%
Credited rate	4.38%	4.18%	4.07%	3.98%	3.89%

Interest spread on average general account values	1.98%	1.90%	1.81%	1.90%	1.92%
Income from mortgage loan prepayments and bond call premiums	0.18%	0.20%	0.09%	0.11%	0.07%

Base interest spread on average general account values	1.80%	1.70%	1.72%	1.79%	1.85%

Total asset fees to average separate account values	0.74%	0.70%	0.72%	0.75%	0.74%

General operating expenses to average account values	0.39%	0.37%	0.39%	0.36%	0.39%

Pre-tax operating earnings to average account values	0.30%	0.28%	0.31%	0.32%	0.27%

Pre-tax operating earnings to operating revenues	18.7%	18.3%	19.8%	22.0%	18.5%

Average allocated capital	$724.4	$773.9	$815.1	$770.4	$763.3

Return on average allocated capital	18.9%	20.7%	19.8%	23.4%	18.4%

Note: The results of operations of The 401(k) Company are reflected as discontinued operations for 2007 and all prior years.

Retirement Plans Account Value Activity
($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
Balance, beginning of period	$22,789.2	$26,503.1	$29,758.8	$32,645.3	$32,286.5

New deposits/other	5,619.9	6,104.9	6,203.8	6,629.9	6,000.8
Participant withdrawals and surrenders	(4,308.0)	(4,721.0)	(5,266.4)	(5,803.0)	(5,380.2)

Net flows	1,311.9	1,383.9	937.4	826.9	620.6
Investment performance/interest credited to policyholder accounts	2,596.3	2,083.3	3,654.9	2,497.5	(8,961.6)
Policy charges and other	(194.3)	(211.5)	(226.9)	(265.5)	(227.1)
Net, case acquisitions/(terminations)	-	-	(1,478.9)	(3,417.7)	(71.2)

Balance, end of period	$26,503.1	$29,758.8	$32,645.3	$32,286.5	$23,647.2

Public Sector Pension Plans
Balance, beginning of period	$34,545.4	$38,925.2	$40,092.0	$43,951.8	$48,260.1

New deposits/other	3,637.1	3,881.6	4,018.4	4,268.1	4,480.0
Participant withdrawals and surrenders	(2,242.5)	(2,638.9)	(2,412.8)	(3,057.8)	(3,256.5)

Net flows	1,394.6	1,242.7	1,605.6	1,210.3	1,223.5
Investment performance/interest credited	2,869.6	2,577.1	3,802.9	3,648.4	(10,057.8)
Policy charges and other	(65.8)	(69.4)	(94.8)	(82.3)	(70.4)
Net, case acquisitions/(terminations)	181.4	(2,583.6)	(1,453.9)	(468.1)	(204.5)

Balance, end of period	$38,925.2	$40,092.0	$43,951.8	$48,260.1	$39,150.9

Total retirement plan account values	$65,428.3	$69,850.8	$76,597.1	$80,546.6	$62,798.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Retirement Plans

Account Values by Product

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
BEST of AMERICA annuity products	$8,845.8	$7,791.9	$7,557.1	$7,178.6	$4,543.5
BEST of AMERICA trust products	10,558.4	14,479.5	18,834.1	21,814.6	15,920.8

Subtotal BEST of AMERICA	19,404.2	22,271.4	26,391.2	28,993.2	20,464.3

Nationwide Financial Network products	1,483.7	1,378.4	1,268.2	1,014.5	778.5
Nationwide employee and agent benefit plans	4,985.3	5,504.2	4,435.6	1,795.4	1,954.4
Other	629.9	604.8	550.3	483.4	450.0

Total private sector pension plans	$26,503.1	$29,758.8	$32,645.3	$32,286.5	$23,647.2

Public Sector Pension Plans
IRC Section 457 annuities	$14,889.2	$15,790.2	$15,979.5	$17,096.3	$14,396.6
Administration only agreements	24,036.0	24,301.8	27,972.3	31,163.8	24,754.3

Total public sector pension plans	$38,925.2	$40,092.0	$43,951.8	$48,260.1	$39,150.9

Total retirement plan account values	$65,428.3	$69,850.8	$76,597.1	$80,546.6	$62,798.1

Retirement Plans New and Renewal Production Premiums and Deposits by Product

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
BEST of AMERICA annuity products	$1,679.7	$1,371.1	$1,230.2	$1,064.7	$863.0
BEST of AMERICA trust products	3,232.0	3,974.9	4,504.0	5,126.3	4,710.6

Subtotal BEST of AMERICA	4,911.7	5,346.0	5,734.2	6,191.0	5,573.6

Nationwide Financial Network products	335.8	205.9	188.2	149.4	176.7
Other	28.1	75.8	69.4	82.7	111.1

Total private sector pension plans	$5,275.6	$5,627.7	$5,991.8	$6,423.1	$5,861.4

Public Sector Pension Plans
IRC Section 457 annuities	$1,514.2	$1,544.8	$1,533.3	$1,548.5	$1,771.8
Administration only agreements	2,122.9	2,336.9	2,484.9	2,719.6	2,706.7

Total public sector pension plans	$3,637.1	$3,881.7	$4,018.2	$4,268.1	$4,478.5

Total new and renewal production premiums and deposits	$8,912.7	$9,509.4	$10,010.0	$10,691.2	$10,339.9

Retirement Plans New and Renewal Production Premiums and Deposits by Channel

($ in millions)	2004	2005	2006	2007	2008
Private Sector Pension Plans
Non-affiliated
Independent broker/dealers	$3,154.4	$3,412.0	$3,594.0	$4,011.0	$3,611.6
Wirehouse and regional firms	863.7	953.7	1,104.7	1,162.0	1,055.4
Financial institutions	493.3	551.2	559.8	546.9	578.6
Pension plan administrators	476.1	469.0	532.8	507.7	459.1
Affiliated
Nationwide Retirement Solutions	28.8	33.0	32.0	31.8	31.4
Nationwide Financial Network	259.3	208.8	168.5	163.7	125.3

Total private sector pension plans	$5,275.6	$5,627.7	$5,991.8	$6,423.1	$5,861.4

Public Sector Pension Plans
Nationwide Retirement Solutions	$3,637.1	$3,881.7	$4,018.2	$4,268.1	$4,478.5

Total new and renewal production premiums and deposits	$8,912.7	$9,509.4	$10,010.0	$10,691.2	$10,339.9

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Protection

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$34.4	$40.2	$45.8	$53.1	$47.8
Cost of insurance charges	379.7	388.5	402.0	420.5	449.7
Administrative fees	93.3	90.0	82.7	80.5	92.2
Surrender fees	30.0	27.9	22.6	19.9	28.0

Total policy charges	537.4	546.6	553.1	574.0	617.7

Net Investment Income
General account assets	487.2	492.7	484.5	489.4	499.7
Charge for invested capital	(19.3)	(17.6)	(16.4)	(17.1)	(12.9)

Total net investment income	467.9	475.1	468.1	472.3	486.8

Premiums	311.9	297.0	299.0	299.4	297.5
Other income	1.0	2.4	0.8	4.0	3.2

Total operating revenues	1,318.2	1,321.1	1,321.0	1,349.7	1,405.2

Benefits
Interest credited to policyholder accounts	189.4	190.7	191.7	192.0	196.1
Life benefits	409.4	419.5	444.4	449.4	508.7
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	700.2	717.5	726.8	724.5	797.9

Expenses
Commissions	148.9	140.2	137.8	140.8	162.6
General operating expenses	269.7	260.4	261.0	247.7	262.8
Deferral of policy acquisition costs	(204.1)	(201.1)	(200.8)	(196.6)	(226.6)

Subtotal	214.5	199.5	198.0	191.9	198.8

Amortization of policy acquisition costs	114.4	102.7	81.6	93.1	129.9
Amortization of VOBA and other intangible assets	41.8	35.3	33.8	40.4	22.1

Total expenses	370.7	337.5	313.4	325.4	350.8

Pre-tax operating earnings	$247.3	$266.1	$280.8	$299.8	$256.5

Key Ratios/Statistics
General operating expenses to operating revenues	20.5%	19.7%	19.8%	18.4%	18.7%
Pre-tax operating earnings to operating revenues	18.8%	20.1%	21.3%	22.2%	18.3%
Average allocated capital	$1,731.1	$1,788.9	$1,849.2	$1,965.2	$2,036.9
Return on average allocated capital	9.7%	10.5%	10.5%	10.6%	8.6%

Note:           The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Individual Protection Policy Reserves
($ in millions)	2004	2005	2006	2007	2008
Individual investment life	$4,962.1	$5,329.5	$5,842.5	$6,298.2	$4,159.4
Corporate investment life - excluding experience rated BOLI	5,063.0	5,613.8	6,600.9	7,192.9	7,472.7
Corporate investment life - experience rated BOLI	381.1	1,130.8	1,913.5	2,085.9	1,076.2

Subtotal investment life	10,406.2	12,074.1	14,356.9	15,577.0	12,708.3

Traditional life	4,278.9	4,225.2	4,170.9	4,156.4	4,154.8
Universal life	997.9	1,089.3	1,159.0	1,257.1	1,386.9

Subtotal fixed life	5,276.8	5,314.5	5,329.9	5,413.5	5,541.7

Total individual protection policy reserves	$15,683.0	$17,388.6	$19,686.8	$20,990.5	$18,250.0

Individual Protection Insurance In Force
($ in millions)	2004	2005	2006	2007	2008
Individual investment life	$56,836.7	$57,021.7	$57,536.7	$57,772.0	$55,352.8
Corporate investment life - excluding experience rated BOLI	9,774.3	10,305.0	11,451.7	11,980.3	11,347.5
Corporate investment life - experience rated BOLI	1,129.8	13,330.5	13,312.7	13,311.2	13,259.3

Subtotal investment life	67,740.8	80,657.2	82,301.1	83,063.5	79,959.6

Traditional life	32,979.4	36,589.3	41,061.3	43,970.7	53,685.7
Universal life	8,505.5	9,114.6	9,950.3	10,484.5	11,714.8

Subtotal fixed life	41,484.9	45,703.9	51,011.6	54,455.2	65,400.5

Total individual protection insurance in force	$109,225.7	$126,361.1	$133,312.7	$137,518.7	$145,360.1

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Individual Protection

New and Renewal Production Premiums and Deposits by Product

($ in millions)	2004	2005	2006	2007	2008
BEST of AMERICA Variable Life Series
First year production premiums and deposits	$131.7	$121.9	$138.0	$141.9	$107.1
Renewal production premiums and deposits	307.9	304.1	299.3	307.0	285.0

Total BEST of AMERICA variable life series	439.6	426.0	437.3	448.9	392.1

Nationwide Financial Network Variable Life Products
First year production premiums and deposits	32.0	24.0	21.0	6.7	6.1
Renewal production premiums and deposits	223.8	205.0	180.7	183.7	155.7

Total Nationwide Financial Network variable life products	255.8	229.0	201.7	190.4	161.8

Corporate Owned Life Insurance (COLI)
First year production premiums and deposits	157.0	227.8	396.6	181.9	211.1
Renewal production premiums and deposits	407.5	429.7	409.3	370.8	334.0

Total COLI	564.5	657.5	805.9	552.7	545.1

Traditional/Universal life
First year production premiums and deposits	114.6	111.4	102.6	120.9	160.5
Renewal production premiums and deposits	392.3	401.3	414.5	433.5	447.2

Total traditional/universal life	506.9	512.7	517.1	554.4	607.7

Total new and renewal production premiums and deposits	$1,766.8	$1,825.2	$1,962.0	$1,746.4	$1,706.7

Individual Protection New and Renewal Production Premiums and Deposits by Channel
($ in millions)	2004	2005	2006	2007	2008
Non-affiliated
Independent broker/dealers	$286.3	$260.5	$265.7	$278.7	$302.1
Wirehouse and regional firms	64.0	65.3	62.6	79.7	71.1
Financial institutions	47.8	58.6	57.9	69.0	64.0
Life specialists	380.5	382.1	579.8	329.5	353.6
Affiliated
Nationwide Financial Network	804.0	783.3	769.9	766.3	724.4
Mullin TBG	184.2	275.4	226.1	223.2	191.5

Total new and renewal production premiums and deposits	$1,766.8	$1,825.2	$1,962.0	$1,746.4	$1,706.7

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Investment Life

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Asset fees	$34.4	$40.2	$45.8	$53.1	$47.8
Cost of insurance charges	334.9	339.0	344.3	353.1	363.4
Administrative fees	79.4	75.7	67.7	58.3	58.5
Surrender fees	29.2	26.3	20.2	17.3	24.3

Total policy charges	477.9	481.2	478.0	481.8	494.0

Net Investment Income
General account assets	150.2	157.2	150.8	152.4	153.3
Charge for invested capital	(19.3)	(17.6)	(16.4)	(17.1)	(12.9)

Total net investment income	130.9	139.6	134.4	135.3	140.4

Other income	1.0	2.4	0.8	4.0	3.2

Total operating revenues	609.8	623.2	613.2	621.1	637.6

Benefits
Interest credited to policyholder accounts	117.0	116.3	112.4	113.5	113.2
Life benefits	128.1	128.4	141.8	144.3	176.3

Total benefits	245.1	244.7	254.2	257.8	289.5

Expenses
Commissions	106.4	105.5	97.4	94.4	88.7
General operating expenses	148.7	132.8	133.8	126.4	145.0
Deferral of policy acquisition costs	(149.1)	(142.8)	(133.1)	(130.4)	(128.8)

Subtotal	106.0	95.5	98.1	90.4	104.9

Amortization of policy acquisition costs	85.1	85.7	80.2	57.2	86.5
Amortization of VOBA and other intangible assets	24.2	26.2	24.7	31.4	11.6

Total expenses	215.3	207.4	203.0	179.0	203.0

Pre-tax operating earnings	$149.4	$171.1	$156.0	$184.3	$145.1

Key Ratios/Statistics
Cost of insurance per $1,000 of average net amount at risk (1)	$5.88	$6.01	$6.10	$6.27	$6.48
Life benefits per $1,000 of average net amount at risk (1)	$2.25	$2.28	$2.51	$2.56	$3.14
General operating expenses to operating revenues	24.4%	21.3%	21.8%	20.4%	22.7%
Pre-tax operating earnings to operating revenues	24.5%	27.5%	25.4%	29.7%	22.8%
Average allocated capital	$1,191.5	$1,246.1	$1,273.2	$1,303.2	$1,291.6
Return on average allocated capital	8.8%	10.2%	8.9%	10.3%	8.0%

  (1)  Excludes experience rated BOLI corporate investment life.

Note:          The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Nationwide Financial Services (Bermuda), Ltd. and William J. Lynch & Associates, Inc. are reflected as discontinued for 2005 and 2004.

Investment Life Policy Reserve Activity

($ in millions)	2004	2005	2006	2007	2008
Balance, beginning of period	$8,845.3	$10,406.2	$12,074.1	$14,356.9	$15,577.0

Deposits	1,642.7	2,153.8	2,208.6	1,265.6	1,187.7
Withdrawals and surrenders	(467.4)	(780.8)	(576.7)	(639.7)	(548.5)

Net flows	1,175.3	1,373.0	1,631.9	625.9	639.2

Investment performance/interest credited to policyholder accounts	842.8	731.6	1,290.5	1,064.1	(4,482.9)
Policy charges	(478.0)	(481.4)	(477.9)	(481.1)	(495.2)
Benefits and other	20.8	46.2	(161.7)	11.2	1,470.2
Acquired business	-	(1.5)	-	-	-

Balance, end of period	$10,406.2	$12,074.1	$14,356.9	$15,577.0	$12,708.3

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Fixed Life

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Cost of insurance charges	$44.8	$49.5	$57.7	$67.4	$86.3
Administrative fees	13.9	14.3	15.0	22.2	33.7
Surrender fees	0.8	1.6	2.4	2.6	3.7

Total policy charges	59.5	65.4	75.1	92.2	123.7

Net investment income	337.0	335.5	333.7	337.0	346.4
Premiums	311.9	297.0	299.0	299.4	297.5

Total operating revenues	708.4	697.9	707.8	728.6	767.6

Benefits
Interest credited to policyholder accounts	72.4	74.4	79.3	78.5	82.9
Life benefits	281.3	291.1	302.6	305.1	332.4
Policyholder dividends	101.4	107.3	90.7	83.1	93.1

Total benefits	455.1	472.8	472.6	466.7	508.4

Expenses
Commissions	42.5	34.7	40.4	46.4	73.9
General operating expenses	121.0	127.6	127.2	121.3	117.8
Deferral of policy acquisition costs	(55.0)	(58.3)	(67.7)	(66.2)	(97.8)

Subtotal	108.5	104.0	99.9	101.5	93.9

Amortization of policy acquisition costs	29.3	17.0	1.4	35.9	43.4
Amortization of VOBA and other intangible assets	17.6	9.1	9.1	9.0	10.5

Total expenses	155.4	130.1	110.4	146.4	147.8

Pre-tax operating earnings	$97.9	$95.0	$124.8	$115.5	$111.4

Key Ratios/Statistics
Life benefits per $1,000 of average life insurance in force	$6.77	$6.70	$6.25	$5.87	$5.64
General operating expenses to operating revenues	17.1%	18.3%	18.0%	16.6%	15.3%
Pre-tax operating earnings to operating revenues	13.8%	13.6%	17.6%	15.9%	14.5%
Average allocated capital	$539.6	$542.9	$576.1	$662.0	$745.2
Return on average allocated capital	11.8%	11.4%	14.1%	11.3%	9.7%

Fixed Life
Policy Reserve Activity
($ in millions)	2004	2005	2006	2007	2008
Traditional/Universal Life
Balance, beginning of period	$5,051.8	$5,276.8	$5,314.5	$5,329.9	$5,413.5

Deposits	457.6	448.6	455.9	492.9	529.6
Withdrawals and surrenders	(196.9)	(214.0)	(214.5)	(236.9)	(239.7)

Net flows	260.7	234.6	241.4	256.0	289.9

Interest credited to policyholder accounts	72.4	74.4	83.9	80.7	83.5
Policy charges	(59.5)	(65.4)	(74.8)	(93.4)	(124.7)
Benefits and other	(48.6)	(205.9)	(235.1)	(159.7)	(120.5)

Balance, end of period	$5,276.8	$5,314.5	$5,329.9	$5,413.5	$5,541.7

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

This Page Intentionally Left Blank.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Corporate and Other

Historical Earnings Trends

($ in millions)	2004	2005	2006	2007	2008
Operating Revenues
Net investment income
General account assets	$247.6	$337.8	$400.2	$507.2	$303.3
Periodic net coupon settlements on non-qualifying derivatives	(4.2)	(0.1)	(1.4)	(0.9)	$-

Total net investment income	243.4	337.7	398.8	506.3	303.3

Operating realized gains (losses)	8.7	2.6	9.7	(12.4)	(100.0)
Other income	169.0	163.2	191.4	222.1	179.2

Total operating revenues	421.1	503.5	599.9	716.0	382.5

Benefits
Interest credited
Products	84.2	144.9	209.9	262.3	199.7
Periodic net coupon settlements on non-qualifying derivatives	2.5	1.2	-	0.1	-

Total benefits	86.7	146.1	209.9	262.4	199.7

Expenses
Commissions	24.7	26.5	28.4	28.9	15.4
General operating expenses	139.9	146.1	191.8	227.5	249.2
Amortization of VOBA and other intangible assets	0.6	0.6	1.6	1.8	1.4
Debt extinguishment costs	-	21.7	-	10.2	-
Interest expense	102.4	107.6	103.1	110.6	105.6

Total expenses	267.6	302.5	324.9	379.0	371.6

Pre-tax operating earnings (loss)	$66.8	$54.9	$65.1	$74.6	$(188.8)

Note:      The results of operations of TBG Financial are reflected as discontinued for 2008 and all prior years. In addition, the results of operations of Cap Pro Holding, Inc. and Nationwide Financial Services (Bermuda), Ltd. are reflected as discontinued for 2005 and 2004.

Medium Term Notes

($ in millions)	2004	2005	2006	2007	2008
Key Ratios/Statistics
Daily Average Account Values:
General account	$4,701.8	$4,048.7	$4,055.9	$4,323.7	$4,127.1

Earned rate	3.09%	4.87%	6.29%	6.43%	4.87%
Credited rate	1.79%	3.58%	5.14%	5.35%	3.92%

Interest spread on daily average general account values	1.30%	1.29%	1.15%	1.08%	0.95%
Income from mortgage loan prepayments and bond call premiums	0.20%	0.14%	0.07%	0.19%	0.04%

Base interest spread on daily average general account values	1.10%	1.15%	1.08%	0.89%	0.91%

Corporate and Other Account Value Activity

($ in millions)	2004	2005	2006	2007	2008
Medium Term Notes
Balance, beginning of period	$4,606.3	$4,401.6	$3,998.2	$4,599.5	$4,525.7

Deposits	900.0	900.0	1,775.0	1,349.8	125.0
Maturities	(1,115.2)	(1,305.4)	(1,180.3)	(1,420.0)	(1,423.8)

Net flows	(215.2)	(405.4)	594.7	(70.2)	(1,298.8)
Interest credited to policyholder accounts and amortization	88.4	151.2	213.4	232.6	161.4
Other benefits - interest payments	(77.9)	(149.2)	(206.8)	(236.2)	(171.1)

Balance, end of period	$4,401.6	$3,998.2	$4,599.5	$4,525.7	$3,217.2

Nationwide Bank	$-	$-	$222.3	$798.3	$1,763.5
Nationwide Funds Group	$2,301.8	$3,019.6	$2,840.6	$1,917.3	$1,345.8

Total corporate and other account values	$6,703.4	$7,017.8	$7,662.4	$7,241.3	$6,326.5

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Glossary

Advisory services program - Investment products, including mutual funds, separately managed accounts and variable annuities, provided with advice services, such as asset allocation profiling, through an asset-based fee compensation model.

Allocated capital - A non-GAAP financial measure that is calculated by adding target surplus (calculated as 225% of NAIC defined risk based capital), to the following after-tax amounts: unamortized DAC, the difference between statutory benefit reserves and GAAP benefit reserves, the difference between GAAP invested assets and statutory invested assets, unamortized VOBA, unamortized deferred software costs, unamortized intangible assets, unamortized goodwill, unamortized debt issue costs, unamortized deferred revenue, less deferred premiums.

Annuity - A contract that provides a periodic stream of cash flows at regular intervals for a specified period of time, such as number of years or for life.

Asset fees to average separate account values - A financial measure that is calculated by dividing asset fees by average separate account values.

Average allocated capital - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending allocated capital amounts of a quarter for a quarterly average, or the mean average of the beginning of the year allocated capital amount and the ending allocated capital amounts for each of the four quarters for a yearly average.

Average equity - A non-GAAP financial measure that is calculated by taking the mean average of the beginning and ending equity, excluding accumulated other comprehensive income and noncontrolling interest for a quarterly average, or the mean average of the beginning of the year equity excluding accumulated other comprehensive income and noncontrolling interest and the ending equity, excluding accumulated other comprehensive income and noncontrolling interest for each of the four quarters for a yearly average.

Average in force - A metric that is calculated by taking the mean average of the beginning and ending in force amounts of a quarter for a quarterly average, or the mean average of the beginning of the year in force amount and the ending in force amounts for each of the four quarters for a yearly average.

BOLI (Bank Owned Life Insurance) - Generally refers to a large single premium purchase of a Modified Endowment Contract to informally fund a block of employee benefit liabilities.

COLI (Corporate Owned Life Insurance) - Broadly describes the use of life insurance to informally fund a block of employee benefits. In its truest form refers to corporate owned life insurance but could also refer to other ownership arrangements such as split-dollar.

Cost of Insurance per $1,000 of average net amount at risk - A non-GAAP financial measure that is calculated by annualizing the cost of insurance and dividing by the net amount at risk divided by one thousand.

Credited Rate - A financial measure that is calculated by dividing interest credited by average general account values.

Deferred Annuity - An annuity that can be paid either with a single premium or a series of installments, providing for the income payments to begin at some future date.

Deferred Compensation Plan - A benefit plan that allows an employee to save pre-tax dollars. Many are set up similar to a 401(k) plan, including multiple investment options, but without regulated limits on the amount that can be deposited.

Deferred Policy Acquisition Costs - The unamortized policy acquisition costs which are capitalized and charged to expense in proportion to premiums or estimated gross profits depending on the type of underlying contract. See Policy Acquisition Costs.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Glossary

Defined Benefit Plan - A qualified pension plan under Section 401 of the Internal Revenue code which defines the retirement benefit to plan participants. The definition of the retirement benefit may include such variables as age, length of service, and compensation, but it would not reflect the investment experience of the assets held to fund these benefits.

Defined Contribution Plan - A benefit plan under which contributions are fixed in advance by formula, and benefits to retiring employees may vary.

Deposits - Premiums received for interest sensitive life insurance, annuities or life insurance products.

Dollar Cost Averaging - Paying a fixed amount of premium at regular intervals regardless of the unit values of the selected variable accounts or the current interest rate on new premiums paid into the guaranteed account.

Earned Rate - A financial measure that is calculated by dividing net investment income by average general account values.

Fixed Annuity - An annuity contract in which premiums paid are credited with a fixed rate of return by the life insurance company.

GAAP - Refers to accounting principles generally accepted in the United States of America.

General Account - An undivided account in which all investments are held that are not held in the separate account.

General operating expenses to average account values - A GAAP financial measure that is calculated by dividing general operating expenses by average account values.

Group Annuity - A pension plan providing annuities at retirement to a group of people under a master contract. It usually is issued to an employer for the benefit of employees.

Immediate Annuity - An annuity providing for payment to begin immediately after a single premium is paid.

Internal Replacement - Transaction whereby a policyholder’s existing insurance product or investment contract is replaced with a similar product issued by the same entity.

Interest spread on average general account assets - A financial measure that is calculated by subtracting the credited rate from the earned rate.

Lapse - Termination of a policy because of failure to pay the premium.

Leverage, excluding AOCI and NCI - A non-GAAP financial measure that is calculated by dividing long-term debt by total capital, excluding accumulated other comprehensive income (AOCI) and noncontrolling interest (NCI).

Life benefits per $1,000 of average net amount at risk - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average net amount at risk divided by one thousand, excluding separate account corporate investment life business.

Life benefits per $1,000 of average in force - A metric that is calculated by annualizing the life insurance benefit amount and dividing by the average in force amount divided by one thousand, excluding separate account corporate investment life business.

Life Insurance In Force - The sum of the face amounts, plus dividend additions, of life insurance policies outstanding at a given time.

Nationwide Financial Network - Refers to the affiliated distribution channel that was formerly referred to as Nationwide Provident Producers.

Net Amount at Risk - Insurance in force less accumulated account value. Pertains to investment life products and is the amount for which cost of life insurance is assessed.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Glossary

Net operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting net income (loss) to exclude net realized gains and losses on investments not related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations), hedging instruments and hedged items, adjustment to amortization related to net realized gains and losses, discontinued operations and cumulative effect of adoption of accounting principles, if any, all net of tax.

New and renewal production premiums and deposits - The Company regularly monitors and reports a sales production metric as a measure of the volume of new and renewal business generated in a period.

New and renewal production premiums and deposits, previously referred to as “sales”, are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP, including sales as it relates to non-insurance companies. Management believes that the presentation of new and renewal production premiums and deposits enhances the understanding of the Company’s business and helps depict longer-term trends that may not be apparent in the results of operations due to differences between the timing of sales and revenue recognition.

Non-GAAP financial measures - Key performance indicators used by management that have not been calculated in accordance with GAAP. None of these non-GAAP financial measures should be viewed as substitutes for any GAAP financial measures.

Operating realized gains and (losses) - A non-GAAP financial measure that represents net realized gains and (losses) on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Operating return on average equity - A non-GAAP financial measure that is calculated by annualizing net operating earnings (loss) and dividing by average equity excluding accumulated other comprehensive income and noncontrolling interest.

Operating revenues - A non-GAAP financial measure that is calculated by adjusting total revenues to include only net realized gains and losses on investments, hedging instruments and hedged items that are related to operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Persistency - Percentage of life insurance policies or annuity contracts remaining in force from one period to another.

Policy Acquisition Costs - Expenses that vary with and are primarily related to the acquisition of new and renewal insurance contracts.

Pre-tax operating earnings (loss) - A non-GAAP financial measure that is calculated by adjusting earnings (loss) from continuing operations before federal income taxes and cumulative effect of adoption of accounting principles, if any, to exclude adjustment to amortization related to net realized gains and losses, and net realized gains and losses on investments, hedging instruments and hedged items, except for operating items (periodic net amounts paid or received on interest rate swaps that do not qualify for hedge accounting treatment, trading portfolio realized gains and losses, trading portfolio valuation changes, and net realized gains and losses related to securitizations).

Pre-tax operating earnings (loss) to average account values - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by average account values.

Pre-tax operating earnings (loss) to operating revenues - A non-GAAP financial measure that is calculated by dividing pre-tax operating earnings (loss) by operating revenues.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Glossary

Qualified Plan - A plan purchased with pre-tax dollars, generally under a pension plan, specially sponsored program, or individual retirement account that the Internal Revenue Service approves as meeting the requirements of Section 401(a) of the 1986 Internal Revenue Code, as amended. Such plans receive tax advantages.

Ratio of pre-tax operating earnings (loss) before interest to interest expense - A non-GAAP financial measure that is calculated by subtracting interest expense from pre-tax operating earnings (loss) and dividing the product by interest expense.

Return on average allocated capital - A non-GAAP financial measure that is calculated by dividing annualized after-tax operating earnings (loss) by average allocated capital.

Separate Account - A separate investment account established and maintained by an insurance enterprise used primarily for variable products. This arrangement permits wider latitude in the choice of investments for contract holders.

Surrender Charges - Charges made against withdrawals from the contract value of most variable annuities for a period of time, typically four to seven years.

Statutory capital and surplus - A financial measure that is calculated based on accounting practices prescribed or permitted by the department of insurance of the state of domicile. Each of the states in which the Company’s insurance companies are domiciled has adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. The Company’s insurance subsidiaries have no statutory accounting practices that differ from NAIC SAP.

Universal Life Insurance - A flexible premium, adjustable benefit life insurance contract that accumulates cash values through the receipt of contractually determined interest credited.

Variable Annuity - An annuity contract in which the funds are invested in investments for which the underlying values can fluctuate.

Variable Life Insurance - A securities-based whole life insurance policy that employs a fixed premium and provides variable cash values and death benefit, dependent upon the performance of the separate account investment election.

Variable Universal Life Insurance - A type of variable life insurance that has flexible premiums.

Value of Business Acquired (VOBA) - Reflects the estimated fair value of the Nationwide Provident business in-force and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the Nationwide Financial Network Merger.

Nationwide Financial Services, Inc.

Statistical Supplement

September 30, 2009

Notes

This report is for information purposes only. It should be read in conjunction with documents filed by Nationwide Financial Services, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.